Exhibit 10.15.4









                          SALE AND SERVICING AGREEMENT
                          Dated as of November 1, 2000

                                      Among

                            FIRST INTERNATIONAL BANK
                                 SBA LOAN TRUST
                                     2000-2
                                     (Trust)

                            FIRST INTERNATIONAL BANK
                              (Seller and Servicer)

                                       and

                                FIB FUNDING TRUST
                                    (Seller)

                            FIRST INTERNATIONAL BANK
                             SBA LOAN-BACKED NOTES,
                                  SERIES 2000-2

                                TABLE OF CONTENTS

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Section                                                                                                         Page
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                                                     ARTICLE I


                                                    DEFINITIONS

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Section 1.01        Definitions...................................................................................2
Section 1.02        Use of Words and Phrases......................................................................2
Section 1.03        Captions; Table of Contents...................................................................2

                                                    ARTICLE II


                                       SALE AND CONVEYANCE OF THE TRUST FUND

Section 2.01        Sale and Conveyance of Trust Fund.............................................................3
Section 2.02        Possession of SBA Files.......................................................................3
Section 2.03        Books and Records.............................................................................3
Section 2.04        Delivery of SBA Loan Documents................................................................4
Section 2.05        Acceptance by Trustee of the Trust Fund; Certain Substitutions;
                    Certification by Indenture Trustee............................................................6
Section 2.06        [Reserved]....................................................................................8
Section 2.07        [Reserved]....................................................................................8
Section 2.08        Fees and Expenses of the Owner Trustee and the Indenture Trustee..............................8
Section 2.09        Transfer and Conveyance of the Subsequent SBA Loans...........................................9
Section 2.10        Optional Purchase of Defaulted SBA Loans.....................................................11

                                                    ARTICLE III


                                          REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations of the Company...............................................................12
Section 3.02        Individual SBA Loans.........................................................................15
Section 3.03        Purchase and Substitution of Defective SBA Loans.............................................20
Section 3.04        Representations Concerning Funding...........................................................22

                                                    ARTICLE IV


                                     ADMINISTRATION AND SERVICING OF SBA LOANS

Section 4.01        Duties of the Servicer.......................................................................24
Section 4.02        Liquidation of SBA Loans.....................................................................27
Section 4.03        Establishment of Principal and Interest Accounts; Deposits in Principal
                    and Interest Accounts........................................................................28
Section 4.04        Permitted Withdrawals From the Principal and Interest Account................................30


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
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Section 4.05        [Intentionally Omitted]......................................................................31
Section 4.06        Transfer of Accounts.........................................................................31
Section 4.07        Maintenance of Hazard Insurance..............................................................31
Section 4.08        [Intentionally Omitted]......................................................................32
Section 4.09        Fidelity Bond................................................................................32
Section 4.10        Title, Management and Disposition of Foreclosed Property.....................................32
Section 4.11        [Intentionally Omitted]......................................................................33
Section 4.12        Collection of Certain SBA Loan Payments......................................................34
Section 4.13        Access to Certain Documentation and Information Regarding the SBA Loans......................34

                                                     ARTICLE V


                                            PAYMENTS TO THE NOTEHOLDERS

Section 5.01        Establishment of Note Distribution Account; Deposits in Note Distribution Account;
                    Permitted Withdrawals from Note Distribution Account.........................................35
Section 5.02        Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals
                    from Spread Account..........................................................................36
Section 5.03        Establishment of Expense Account; Deposits in Expense Account; Permitted Withdrawals
                    from Expense Account.........................................................................37
Section 5.04        Pre-Funding Account and Capitalized Interest Account.........................................39
Section 5.05        [Intentionally Omitted]......................................................................40
Section 5.06        Investment of Accounts.......................................................................40
Section 5.07        Distributions................................................................................41
Section 5.08        Determination of LIBOR.......................................................................43
Section 5.09        Statements...................................................................................43
Section 5.10        Advances by the Servicer.....................................................................47
Section 5.11        Compensating Interest........................................................................47
Section 5.12        Reports of Foreclosure and Abandonment.......................................................48

                                            GENERAL SERVICING PROCEDURE

Section 6.01        [Intentionally Omitted]......................................................................49
Section 6.02        Satisfaction of Mortgages and Collateral and Release of SBA Files............................49
Section 6.03        Servicing Compensation.......................................................................50
Section 6.04        Annual Statement as to Compliance............................................................51
Section 6.05        Annual Independent Public Accountants' Servicing Report......................................51
Section 6.06        SBA's and Indenture Trustee's Right to Examine Servicer Records and Audit Operations.........51
Section 6.07        Reports to the Indenture Trustee; Principal and Interest Account Statements..................51
Section 6.08        Required Holdback Amount.....................................................................52


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
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                                                    ARTICLE VII


                                        REPORTS TO BE PROVIDED BY SERVICER

Section 7.01        Financial Statements.........................................................................53

                                                   ARTICLE VIII


                                                   THE SERVICER

Section 8.01        Indemnification; Third Party Claims..........................................................54
Section 8.02        Merger or Consolidation of the Servicer......................................................55
Section 8.03        Limitation on Liability of the Servicer and Others...........................................56
Section 8.04        Servicer Not to Resign.......................................................................56

                                                    ARTICLE IX


                                               SERVICER TERMINATION

Section 9.01        Servicer Termination Events..................................................................57
Section 9.02        Trustee to Act; Appointment of Successor.....................................................58
Section 9.03        Waiver of Defaults...........................................................................60
Section 9.04        Control by Majority Noteholders..............................................................61

                                                     ARTICLE X


                                                    TERMINATION

Section 10.01       Termination..................................................................................62
Section 10.02       Accounting Upon Termination of Servicer......................................................63

                                                    ARTICLE XI


                                             MISCELLANEOUS PROVISIONS

Section 11.01       Acts of Noteholders..........................................................................64
Section 11.02       Amendment....................................................................................64
Section 11.03       Recordation of Agreement.....................................................................64
Section 11.04       Duration of Agreement........................................................................65
Section 11.05       Governing Law................................................................................65
Section 11.06       Notices......................................................................................65
Section 11.07       Severability of Provisions...................................................................66
Section 11.08       No Partnership...............................................................................66
Section 11.09       Counterparts.................................................................................66
Section 11.10       Successors and Assigns.......................................................................66
Section 11.11       Headings.....................................................................................66
Section 11.12       Notification to Rating Agencies..............................................................66


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
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Section 11.13       Inconsistencies..............................................................................66
Section 11.14       Limitation of Liability......................................................................67
Section 11.15       No Petition..................................................................................67


                                       iv
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APPENDIX A                 Definitions and Usage

                                                   EXHIBIT INDEX

EXHIBIT A                  Contents of SBA File
EXHIBIT B                  [Intentionally Omitted]
EXHIBIT C                  Principal and Interest Account
                             Letter Agreement
EXHIBIT D                  [Intentionally Omitted]
EXHIBIT E                  [Intentionally Omitted]
EXHIBIT F                  Initial Certification
EXHIBIT F-1                Final Certification
EXHIBIT G                  [Intentionally Omitted]
EXHIBIT H-1                SBA Loan Schedule of FIB
EXHIBIT H-2                SBA Loan Schedule of Funding
EXHIBIT I                  Request for Release of Documents
EXHIBIT J                  Form of Liquidation Report
EXHIBIT K                  Form of Delinquency Report
EXHIBIT L                  Servicer's Monthly Computer Tape Format
EXHIBIT M                  Form of Multi-Party Agreement

         Sale and Servicing Agreement dated as of November 1, 2000, among First International Bank SBA Loan Trust 2000-2 (the "Trust"), First International Bank, (the "Company" or "FIB"), as a Seller and as Servicer (the "Servicer") and FIB Funding Trust ("Funding"), as a Seller (collectively with FIB, the "Sellers") and accepted and agreed to by HSBC Bank USA, as Indenture Trustee.

                              PRELIMINARY STATEMENT

         The Trust was formed for the purpose of issuing asset backed notes and asset backed certificates secured by the Unguaranteed Interests in the SBA Loans. The Issuer has entered into a trust indenture, dated as of November 1, 2000 (the "Indenture"), between the Trust and the Indenture Trustee, pursuant to which the Trust intends to issue its First International Bank SBA Loan-Backed Notes, Series 2000-2 (the "Notes"). Pursuant to the Indenture, as security for the indebtedness represented by the Notes, the Issuer is and will be pledging to the Indenture Trustee, and granting the Indenture Trustee a security interest in, among other things, the Unguaranteed Interests in the SBA Loans and its rights under this Agreement.

         The parties desire to enter into this Agreement to provide, among other things, for the servicing of the SBA Loans by the Servicer. The Servicer acknowledges that, in order further to secure the Notes, the Trust is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the SBA Loans shall also be for the benefit and security of the Indenture Trustee and the Noteholders. For its services hereunder, the Servicer will receive the Required Holdback Amount with respect to each SBA Loan serviced hereunder.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Definitions. For all purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in Appendix A, unless the context clearly indicates otherwise.

         Section 1.02 Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used.

         Section 1.03 Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

         Section 2.01      Sale and Conveyance of Trust Fund.

(a) On the terms and conditions hereinafter set forth, the Sellers hereby sell, transfer, assign, set over and convey to the Trust, without recourse, for the benefit of the SBA, the Noteholders and the Certificateholders, subject to the terms of the Basic Documents, all of the right, title and interest of the Sellers in and to the Unguaranteed Interests in the Initial SBA Loans and all other assets included or to be included in the Trust Fund. In consideration for its transfer of such Unguaranteed Interests in the SBA Loans, the Sellers shall receive the Class B Notes, the Certificates and a portion of the cash proceeds realized by the Trust upon its sale of the Class A Notes and Class M Notes.

                  (b) The rights of the Noteholders and Certificateholders to receive payments with respect to the SBA Loans in respect of the Notes and the Certificates, and all interests of the Noteholders and Certificateholders in such payments, shall be as set forth in the Basic Documents. The Required Holdback Amount, the FTA's Fee, the Additional Fee and the amounts payable to the Registered Holders shall not constitute part of the Trust Fund and the Noteholders and Certificateholders shall have no interest in, and are not entitled to receive any portion of, the Required Holdback Amount, the FTA's Fee, the Additional Fee and the amounts payable to the Registered Holders.

         Section 2.02      Possession of SBA Files.

                  (a) Upon the transfer of the Unguaranteed Interest in each SBA Loan, the ownership of each SBA Note, the Mortgage, if applicable, and the contents of the related SBA File will be vested in the Trust for the benefit of itself and the SBA, as their interests may appear.

                  (b) Pursuant to Section 2.04, with respect to the Initial SBA Loans, the Sellers have delivered or caused to be delivered, and, on each Subsequent Transfer Date, the Company will deliver or cause to be delivered, each SBA Note relating to an SBA Loan to the FTA.

         Section 2.03      Books and Records.

         The transfer of the Unguaranteed Interest of each SBA Loan shall be reflected on the applicable Seller's balance sheet and other financial statements as a sale of assets by the applicable Seller and the applicable Seller shall respond to any third-party inquiry that such transfer is so reflected as a sale. The applicable Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each SBA Loan which shall be clearly marked to reflect the ownership of the Unguaranteed Interest of each SBA Loan by the Trust for the benefit of the SBA, the Noteholders and the Certificateholders, as their interests may appear.

         Section 2.04      Delivery of SBA Loan Documents.

         The Sellers (i) contemporaneously with the delivery of this Agreement, have delivered or caused to be delivered to the Indenture Trustee or, with respect to the SBA Notes relating to the SBA Loans being delivered pursuant to
(a) below, to the FTA, each of the following documents for each Initial SBA Loan and (ii) on each Subsequent Transfer Date, will deliver or cause to be delivered to the Indenture Trustee, or with respect to the SBA Notes relating to the SBA Loans being delivered pursuant to paragraph (a) below, to the FTA, each of the following documents for each Subsequent SBA Loan:

                  (a) The original SBA Note, endorsed by means of an allonge as follows: "Pay to the order of First Union Trust Company, National Association, and its successors and assigns, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of November 1, 2000, as the same may be amended from time to time, for the benefit of the United States Small Business Administration and the Certificateholders, as their respective interests may appear, subject to the Multi-Party Agreement dated as of November 1, 2000, as the same may be amended from time to time, without recourse" and signed, by facsimile or manual signature, in the name of the applicable Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the applicable Seller, if a Seller was not the originator, the allonge or the Note will also identify the SBA Note by the applicable SBA Loan number (GP number) (such allonge or the Note shall bear a legend stating "HSBC Bank USA, as Indenture Trustee, has a security interest in the Unguaranteed Interest in this Note");

                  (b) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Company where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

                  (c) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Assignment of Mortgage from the applicable Seller endorsed as follows: "HSBC Bank USA, ("Assignee") its successors and assigns, as indenture trustee under that certain Indenture dated as of November 1, 2000, as the same may be amended from time to time, for the benefit of the United States Small Business Administration and the holders of First International Bank SBA-Loan Backed Notes, Series 2000-2, Class A, Class M and Class B, as their respective interests may appear, subject to the Multi-Party Agreement dated as of November 1, 2000 as the same may be amended from time to time," with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for SBA Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Company where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Indenture Trustee, such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Company);

                  (d) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the applicable Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Company where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

                  (e) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Company obtained such policies or
(ii) copies of any title insurance policies or other evidence of lien position, including but not limited to Policy Insurance Record of Title ("PIRT") policies, limited liability reports and lot book reports, to the extent the Company obtains such policies or other evidence of lien position, certified as true by the Company;

                  (f) With respect to those SBA Loans secured by other items of Collateral, the original or a certified copy of all filed UCC financing statements securing such Collateral naming the applicable Seller as "Secured Party;"

                  (g) For all SBA Loans, blanket assignment of all Collateral securing the SBA Loan, including without limitation, all rights under applicable guarantees and insurance policies. Such assignment shall be in the name of HSBC Bank USA, and its successors and assigns, as indenture trustee under that certain Indenture dated as of November 1, 2000 as the same may be amended from time to time, for the benefit of the United States Small Business Administration and the holders of First International Bank SBA-Loan Backed Notes, Series 2000-2, subject to the Multi-Party Agreement dated as of November 1, 2000 as the same may be amended from time to time;

                  (h) For all SBA Loans, irrevocable powers of attorney of the Sellers and the Issuer to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the SBA Loans in accordance with this Agreement. The powers of attorney will be delegable by the Indenture Trustee to the Servicer and any successor servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

                  (i) For all SBA Loans, blanket UCC-1 financing statements identifying by type all Collateral for the SBA Loans and naming the Indenture Trustee, as assignee of the Trust, as "Secured Party" and the applicable Seller as the "Debtor". The UCC-1 financing statements will be filed promptly following the Closing Date in Connecticut and Delaware and will be in the nature of protective notice filings rather than true financing statements.

         The Sellers shall, within ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date (or with respect to the Subsequent SBA Loans, within one year of the related Subsequent Transfer Date) or within two years of the Closing Date or related Subsequent Transfer Date if the public recording office is at fault in delivering the appropriate documents, deliver or cause to be delivered to the Indenture Trustee: (i) the original recorded Mortgage in those instances where a copy thereof certified by the applicable Seller was delivered to the Indenture Trustee; (ii) the original recorded Assignment of Mortgage from the applicable Seller to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the originator to the Indenture Trustee in those instances where copies thereof certified by the applicable Seller were delivered to the Indenture Trustee; and (iii) any intervening assignments of Mortgage in those instances where copies thereof certified by the applicable Seller were delivered to the Indenture Trustee. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the applicable Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. All SBA Loan documents held by the Indenture Trustee or the FTA, as the case may be, as to each SBA Loan are referred to herein as the "Indenture Trustee's Document File."

         Although it is the intent of the parties to this Agreement that the conveyance by the Sellers of their right, title and interest in and to the Unguaranteed Interests in the SBA Loans, including the Subsequent SBA Loans, and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Sellers shall be deemed to have granted, and hereby do grant, to the Trust a first priority perfected security interest in all of the right, title and interest of the Sellers in, to and under the Unguaranteed Interests in the SBA Loans, including the Subsequent SBA Loans, and other assets in the Trust Fund securing obligations in respect of such deemed loan, and that this Agreement shall constitute a security agreement under applicable law.

         All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Servicer.

         Section 2.05 Acceptance by Indenture Trustee of the Trust Fund; Certain Substitutions; Certification by
                           Indenture Trustee.

                  (a) The Multi-Party Agreement provides for the FTA to deliver an acknowledgement of receipt for each SBA Note in accordance with the terms and conditions of the Multi-Party Agreement. The Indenture Trustee agrees, for the benefit of the SBA, the Noteholders and the Certificateholders, to review each Indenture Trustee's Document File within 90 days of the Closing Date (or Subsequent Transfer Date, as the case may be) (or, with respect to any Qualified Substitute SBA Loan, on or prior to the assignment thereof), and to deliver to the Sellers and the Servicer a certification in the form attached hereto as Exhibit F on or prior to such applicable date. Notwithstanding the foregoing, with respect to the SBA Notes held by the FTA, the Indenture Trustee shall only be required to review the "Acknowledgment of Receipt" delivered by the FTA and within two Business Days of the Closing Date (or Subsequent Transfer Date or other date of assignment as the case may be), the Indenture Trustee shall deliver to the Company and the Servicer a certification in the form attached hereto as Exhibit F relating to such "Acknowledgment of Receipt". Within 360 days after the Closing Date (or, with respect to any Qualified Substitute SBA Loan, within 360 days after the assignment thereof), the Indenture Trustee shall deliver to the Servicer, the Sellers, the SBA, the Rating Agencies and any Noteholder who requests a copy from the Indenture Trustee a final certification in the form attached hereto as Exhibit F-1 evidencing the completeness of the Indenture Trustee's Document Files.

                  (b) If the Indenture Trustee during the process of reviewing the Indenture Trustee's Document Files finds any document constituting a part of an Indenture Trustee's Document File which is not properly executed, has not been received, is unrelated to an SBA Loan identified in the SBA Loan Schedule, or does not conform in a material respect to the requirements of Section 2.04 or the description thereof as set forth in the SBA Loan Schedule, the Indenture Trustee shall promptly so notify the Company and the Servicer. In performing any such review, the Indenture Trustee may conclusively rely on the Company as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the SBA Files is limited solely to confirming that the documents listed in Section 2.04 have been executed and received and relate to the SBA Loans identified in the SBA Loan Schedule. The Company agrees to use reasonable efforts to remedy a material defect in a document constituting part of an SBA File of which it is so notified by the Indenture Trustee. If, however, within 60 days after the Indenture Trustee's notice to it respecting such material defect the Company has not remedied the defect and such defect materially and adversely affects the value of the related SBA Loan, the Company will (i) substitute in lieu of such SBA Loan a Qualified Substitute SBA Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase the Unguaranteed Interest of such SBA Loan at a purchase price equal to the Principal Balance of such Unguaranteed Interest as of the date of purchase, plus 30 days' interest on such Principal Balance, computed at the Adjusted SBA Loan Remittance Rate as of the next succeeding Determination Date, plus any accrued unpaid Required Holdback Amounts, Monthly Advances and Servicing Advances reimbursable to the Servicer with respect to such SBA Loan, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date.

                  (c) Upon receipt by the Indenture Trustee of a certification of a Servicing Officer of the Servicer of such purchase or substitution and, as applicable, the deposit of the amounts described in subsection (b)(ii) above (or the related Substitution Adjustment, if any), in the Principal and Interest Account (which certification shall be in the form of Exhibit I hereto), the Indenture Trustee shall release to the Servicer for release to the Company the related Indenture Trustee's Document File with respect to such purchased or substituted Unguaranteed Interest and the Indenture Trustee and the Trust shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such SBA Loan to the Company. All costs of any such transfer shall be borne by the Servicer.

                  (d) If in connection with taking any action the Servicer requires any item constituting part of the Indenture Trustee's Document File, or the release from the lien of the related SBA Loan of all or part of any Mortgaged Property or other Collateral, the Servicer shall deliver to the Indenture Trustee a certificate to such effect in the form attached as Exhibit I hereto. The Servicer shall comply with the SBA Rules and Regulations in connection with such action, including the giving of any necessary notice. Upon receipt of such certification, the Indenture Trustee shall deliver to the Servicer the requested documentation and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Mortgaged Property or other Collateral from the lien of the related SBA Loan.

         On the Remittance Date in March of each year, the Indenture Trustee shall deliver to the Sellers, and the Servicer a certification detailing all transactions with respect to the SBA Loans for which the Indenture Trustee holds an Indenture Trustee's Document File pursuant to this Agreement during the prior calendar year. Such certification shall list all Indenture Trustee's Document Files which were released by or returned to the Indenture Trustee or the FTA during the prior calendar year, the date of such release or return and the reason for such release or return.

         Section 2.06      [Reserved].

         Section 2.07      [Reserved].

         Section 2.08 Fees and Expenses of the Owner Trustee and the Indenture Trustee.

         The fees and expenses of the Owner Trustee in its individual capacity and the Indenture Trustee including (i) the annual fees of the Owner Trustee in its individual capacity and the Indenture Trustee and (ii) any other fees and expenses to which the Owner Trustee in its individual capacity and the Indenture Trustee are entitled shall be paid from the Expense Account in the manner set forth in Section 5.03 hereof; provided, however, that the Company shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Servicer, the Indenture Trustee and the Trust hereby covenant with the Noteholders and the Certificateholders that every material contract or other material agreement entered into by the Trust, the Indenture Trustee, or the Servicer, acting as attorney-in-fact for the Indenture Trustee or the Trust, on behalf of the Trust Fund shall expressly state therein that no Noteholder or Certificateholder shall be personally liable in connection with such contract or agreement.

         Section 2.09      Transfer and Conveyance of the Subsequent SBA Loans.

                  (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Indenture Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the Pre-Funding Account pursuant to Section 5.04(b), the Company shall on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trust all right, title and interest of the Company in and to the Unguaranteed Interest of each Subsequent SBA Loan listed on the SBA Loan Schedule delivered by the Company on such Subsequent Transfer Date, all its right, title and interest in and to principal collected and interest accruing on the Unguaranteed Interest of each such Subsequent SBA Loan on and after the related Subsequent Cut-Off Date and all its right, title and interest in the Unguaranteed Interest in all insurance policies; provided, however, that the Company reserves, and retains, all its right, title and interest in and to principal (including Principal Prepayments) collected and interest accruing on each such Subsequent SBA Loan prior to the related Subsequent Cut-Off Date. The transfer by the Company of the Unguaranteed Interest of the Subsequent SBA Loans set forth on the SBA Loan Schedule to the Trust shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Company.

         The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances as of the related Subsequent Cut-Off Date of the Subsequent SBA Loans so transferred on the related Subsequent Transfer Date.

                  (b) The Company shall transfer to the Trust the Unguaranteed Interest of the Subsequent SBA Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                           (i) the Company shall have provided the Indenture
                  Trustee with an Addition Notice and shall have provided any information reasonably requested by it with respect to the Subsequent SBA Loans;

                           (ii) the Company shall have delivered to the
                  Indenture Trustee a duly executed written assignment (including an acceptance by the Indenture Trustee) that shall include SBA Loan Schedules, listing the Subsequent SBA Loans and any other exhibits listed thereon;

                           (iii) the Company shall have deposited in the
                  Principal and Interest Account all collections in respect of the Subsequent SBA Loans received on or after the related Subsequent Cut-Off Date;

                           (iv) as of each Subsequent Transfer Date, the Company
                  was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                           (v) such addition will not result in a material
                  adverse tax consequence to the Trust or the Holders of the Notes and the Certificates;

                           (vi) the Funding Period shall not have terminated;

                           (vii) the Company shall have delivered to the
                  Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement;

                           (viii) the Company shall have delivered to the Rating
                  Agencies and the Indenture Trustee, Opinions of Counsel with respect to the transfer of the Subsequent SBA Loans substantially in the form of (or otherwise conforming or giving effect to the conclusions of) the Opinions of Counsel delivered to the Indenture Trustee on the Closing Date (bankruptcy, corporate and tax opinions);

                           (ix) the FTA shall have delivered, pursuant to the
                  Multi-Party Agreement, an acknowledgment of receipt of the SBA Note relating to such SBA Loan in the form attached as Exhibit 1 to the Multi-Party Agreement; and

                           (x) such addition will not cause the Principal
                  Balance of SBA Loans secured by accounts receivable and inventory to be greater than 30% of the aggregate Principal Balance of the SBA Loans.

                  (c) The obligation of the Trust to purchase the Unguaranteed Interest of a Subsequent SBA Loan on any Subsequent Transfer Date is subject to the requirement, as evidenced by a certificate from a Responsible Officer of the Company, that such Subsequent SBA Loan conforms in all material respects to the representations and warranties concerning the individual Initial SBA Loans set forth in Sections 3.01 and 3.02 (except that any reference therein to the Cut-Off Date shall be deemed a reference to the applicable Subsequent Cut-Off
Date) and that the inclusion of all Subsequent SBA Loans being transferred to the Trust on such Subsequent Transfer Date will not change, in any material respect, the characteristics of the Initial SBA Loans, in the aggregate, set forth in Sections 3.01 and 3.02 or in the Private Placement Memorandum under the headings "Summary of Terms -- The SBA Loan Pool" and "The SBA Loan Pool."

                  (d) In connection with the transfer and assignment of the Subsequent SBA Loans, the Company agrees to satisfy the conditions set forth in Sections 2.01, 2.02, 2.03, 2.04 and 2.05.

                  (e) In connection with each Subsequent Transfer Date, on the Remittance Dates during the Funding Period and the Special Remittance Date, the Company shall determine, and the Indenture Trustee shall cooperate with the Company in determining (i) the amount and correct dispositions of the Capitalized Interest Requirements and Pre-Funding Earnings and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. If any amounts are incorrectly released to the Company from the Capitalized Interest Account, the Company shall immediately repay such amounts to the Indenture Trustee.

                  (f) No later than February 14, 2001, the Company shall obtain a letter from an independent accountant stating whether or not the characteristics of the Subsequent SBA Loans conform to the characteristics set forth in the Private Placement Memorandum under the heading "The SBA Loan Pool--Subsequent SBA Loans".

         Section 2.10      Optional Purchase of Defaulted SBA Loans.

         The Servicer shall have the right, but not the obligation, to purchase the Unguaranteed Interest of any Defaulted SBA Loan for a purchase price equal to the Principal Balance of such Unguaranteed Interest as of the date of repurchase, plus 30 days' interest on such Principal Balance, computed at the Adjusted SBA Loan Remittance Rate as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees, Monthly Advances and Servicing Advances reimbursable to the Servicer, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date. Any such repurchase shall be accomplished in the manner specified in Section 2.05(b), and the release provisions of Section 2.05(c) shall also apply thereto. In no event shall the aggregate Principal Balance of the Unguaranteed Interests of all Defaulted SBA Loans purchased pursuant to this Section 2.10 exceed 10.0% of the sum of (i) the Original Pool Principal Balance and (ii) the Original Pre-Funded Amount.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01      Representations of the Company.

         The Company hereby represents and warrants to the Indenture Trustee, the Owner Trustee, the Certificateholders and the Noteholders as of the Closing
Date:

                  (a) The Company is a Connecticut chartered bank and trust company duly organized and validly existing under the laws of the State of Connecticut and has all licenses necessary to carry on its business as now being conducted and is licensed and qualified in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company and perform its obligations hereunder; the Company has all requisite power and authority to execute and deliver this Agreement and each other Basic Document to which it is a party and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement and each other Basic Document to which it is a party evidence the valid, binding and enforceable obligations of the Company; and all requisite corporate action has been taken by the Company to make this Agreement and each other Basic Document to which it is a party valid, binding and enforceable upon the Company in accordance with its respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Unguaranteed Interests in the SBA Loans by the Trust;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Company makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Company of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each other Basic Document to which it is a party and the other documents on the part of the Company and the performance by the Company of its obligations under this Agreement and the other Basic Documents to which it is a party;

                  (c) The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Company is a party will not result in the breach of any terms or provisions of the articles of association or by-laws of the Company or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Company or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject;

                  (d) Neither this Agreement or any other Basic Document to which the Company is a party nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or any other Basic Document to which the Company is a party or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made;

                  (e) The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or any other Basic Document to which the Company is a party;

                  (f) There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against the Company which, either in any one instance or in the aggregate, may (i) result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement or any other Basic Document to which the Company is a party or (ii) which would draw into question the validity of this Agreement or any other Basic Document to which the Company is a party or the SBA Loans;

                  (g) The Trust will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (h) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (i) The Company is Well Capitalized as defined in 12 CFR Part 325;

                  (j) The transfer, assignment and conveyance of the SBA Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction and do not violate the SBA Rules and Regulations;

                  (k) The origination and collection practices used by the Company with respect to each SBA Note and Mortgage have been in all material respects legal, prudent and customary in the SBA loan origination and servicing business;

                  (l) Each SBA Loan listed on Exhibit H-1 was selected from among the existing SBA loans in the Company's portfolio at the date hereof, in a manner not designed to adversely affect the Noteholders or the Certificateholders;

                  (m) The Company received fair consideration and reasonably equivalent value in exchange for the sale of the Unguaranteed Interests in the SBA Loans listed on Exhibit H-1;

                  (n) Neither the Company nor any of its affiliates sold any interest in any SBA Loan with any intent to hinder, delay or defraud any of their respective creditors;

                  (o) The Company is solvent, and the Company will not be rendered insolvent as a result of the transfer of the Unguaranteed Interests in the SBA Loans to the Trust or the sale of the Notes;

                  (p) The chief executive office and legal name of the Company is as set forth on the respective UCC-1 financing statement filed on behalf of the Company pursuant to Section 2.04, such office is the place where the Company is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and neither the location of such office nor the legal name of the Company has changed in the past four months;

                  (q) The Company will treat the transfer of the SBA Loans as a sale for accounting purposes;

                  (r) The statements contained in the Private Placement Memorandum which describe the Company or the SBA Loans or matters or activities for which the Company is responsible in accordance with the Private Placement Memorandum, this Agreement and all documents referred to therein or herein or delivered in connection therewith or herewith, or which are attributable to the Company therein or herein are true and correct in all material respects, and the Private Placement Memorandum does not contain any untrue statement of a material fact with respect to the Company or the SBA Loans and does not omit to state a material fact necessary to make the statements contained therein with respect to the Company or the SBA Loans not misleading in light of the circumstances under which they were made. The Company is not aware that the Private Placement Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made. There is no fact peculiar to the Company or the SBA Loans and known to the Company that materially adversely affects or in the future may (so far as the Company can now reasonably foresee) materially adversely affect the Company or the SBA Loans that has not been set forth in the Private Placement Memorandum; and

                  (s) No Noteholder or Certificateholder is subject to Connecticut state licensing requirements solely by virtue of holding the Notes or the Certificates.

         Section 3.02      Individual SBA Loans.

         The Company hereby represents and warrants to the Indenture Trustee, the Noteholders, the Owner Trustee and the Certificateholders, with respect to each SBA Loan as of the Closing Date, or with respect to each Subsequent SBA Loan, as of the related Subsequent Transfer Date:

                  (a) The information with respect to each SBA Loan set forth in the SBA Loan Schedule is true and correct;

                  (b) All of the original or certified documentation set forth in Section 2.04 (including all material documents related thereto) has been or will be delivered to the Indenture Trustee on the Closing Date or as otherwise provided in Section 2.04;

                  (c) Each Mortgaged Property serving as the primary Collateral for an SBA Loan is improved by a Commercial Property or a Residential Property and does not constitute other than real property under state law;

                  (d) Each SBA Loan was originated and underwritten, or purchased and re-underwritten by the Company and each SBA Loan is being serviced by the Company, in its capacity as Servicer;

                  (e) Each SBA Loan is an SBA Section 7(a) Loan;

                  (f) The SBA Loan Interest Rate for each SBA Loan is either a fixed rate or adjusts monthly or quarterly to equal the then applicable prime rate plus the margin (if applicable) set forth in the related SBA Note. Each SBA Note will provide for a schedule of Monthly Payments (which, for adjustable rate SBA Loans, will adjust monthly or quarterly) payable in United States dollars which are, if timely paid, sufficient to fully amortize the principal balance of such SBA Loan on its respective maturity date;

                  (g) With respect to those SBA Loans secured by a Mortgaged Property, each Mortgage is a valid and subsisting lien of record on the Mortgaged Property subject only to any applicable Prior Liens on such Mortgaged Property and subject in all cases to such exceptions that are generally acceptable to banking institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (h) Immediately prior to the transfer and assignment herein contemplated, each Seller held good and indefeasible title to, and was the sole owner of, the Unguaranteed Interest of each SBA Loan conveyed by such Seller subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trust will hold good and indefeasible title, to, and be the sole owner of, the Unguaranteed Interest of each SBA Loan subject to no liens, charges, mortgages, encumbrances or rights of others except the interests of the SBA, the lien granted to the Indenture Trustee or liens which will be released simultaneously with such transfer and assignment;

                  (i) No SBA Loan is more than 30 days delinquent in payment;

                  (j) To the best of the Company's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property which is the primary Collateral for the related SBA Loan, and each Mortgaged Property is free of material damage and is in good repair;

                  (k) No SBA Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the SBA Note or any related Mortgage, or the exercise of any right thereunder, render either the SBA Note or any related Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (l) Each SBA Loan at the time it was made complied, and as of the Closing Date complies, in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and the SBA Rules and Regulations;

                  (m) There is only one originally signed SBA Note for each SBA Loan, which SBA Note has been delivered to the FTA;

                  (n) Pursuant to the SBA Rules and Regulations, the Company requires that the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in
Section 4.07;

                  (o) Pursuant to the SBA Rules and Regulations, the Company requires that if a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 4.07;

                  (p) Each SBA Note, any related Mortgage and any other agreement pursuant to which Collateral is pledged as security for the related SBA Loan is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law);

                  (q) The Company has caused and will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Indenture Trustee and the Owner Trustee in any insurance policies applicable to the SBA Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee or the Company, respectively;

                  (r) Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (s) No SBA Loan has an original term to maturity exceeding 306 months;

                  (t) The terms of the SBA Note and the related Mortgage or other security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the SBA, the Noteholders and the Certificateholders and which has been delivered to the Indenture Trustee;

                  (u) There are no material defaults in complying with the terms of any applicable Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

                  (v) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the SBA Loan or the use for which the premises were intended;

                  (w) At the time of origination of an SBA Loan, in all instances where commercial real property serves as the primary Collateral for such SBA Loan, the related Mortgaged Property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation approved by the SBA, and as of the Cut-Off Date (or in the case of the Subsequent SBA Loans, the Subsequent Cut-Off Date), the Company has no knowledge of any such contamination from toxic substances or hazardous waste material on any Mortgaged Property unless such items are below action levels or such Mortgaged Property is subject to ongoing environmental rehabilitation approved by the SBA;

                  (x) The proceeds of the SBA Loan have been fully disbursed, and there is no obligation on the part of the Company to make future advances thereunder and the Guaranteed Portion of the SBA Loan has been sold in the secondary market pursuant to SBA Form 1086. Any and all requirements as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the SBA Loans were paid;

                  (y) There is no obligation on the part of the Company or any other party (except for any guarantor of an SBA Loan) to make Monthly Payments in addition to those made by the Obligor;

                  (z) No statement, report or other document signed by the Company constituting a part of the SBA File contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (aa) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders and/or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

                  (bb) No SBA Loan has a shared appreciation feature, or other contingent interest feature;

                  (cc) With respect to each SBA Loan secured by a Mortgaged Property or other Collateral and that is not a first priority lien, either (i) no consent for the SBA Loan is required by the holder of any related Prior Lien or (ii) such consent has been obtained;

                  (dd) Each SBA Loan was originated to a business located in the jurisdiction identified in the SBA Loan Schedule and the collateral securing each SBA Loan is located in the United States;

                  (ee) All parties which have had any interest in the SBA Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state to the extent required, or
(C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

                  (ff) Any related Mortgage contains customary and enforceable provisions in accordance with the SBA Rules and Regulations which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                  (gg) There is no default, breach, violation or event of acceleration existing under the SBA Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Company, has not waived any default, breach, violation or event of acceleration;

                  (hh) All parties to the SBA Note and any related Mortgage or other document pursuant to which Collateral was pledged had legal capacity to execute the SBA Note and any such Mortgage or other document and each SBA Note and Mortgage or other document have been duly and properly executed by such parties;

                  (ii) Each Initial SBA Loan was (and each Subsequent SBA Loan will be) originated and underwritten or purchased and reunderwritten by the Company in accordance with the underwriting criteria set forth in the Private Placement Memorandum;

                  (jj) With respect to those SBA Loans secured by Collateral other than a Mortgaged Property, the related SBA Note, security agreements, if any, and UCC-1 filed with respect to such Collateral creates a valid and subsisting lien of record on such Collateral subject only to any Prior Liens, if any, on such Collateral and subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Collateral is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such SBA Note, security agreement and UCC-1;

                  (kk) To the best of Company's knowledge, there are no governmental proceedings or investigations pending or threatened which would adversely affect payment on the SBA Loans;

                  (ll) Each SBA Loan qualifies to be guaranteed by the SBA;

                  (mm) Each SBA Loan conforms, and all such SBA Loans in the aggregate conform in all material respects, to the description thereof set forth in the Private Placement Memorandum;

                  (nn) All amounts received on or after the Cut-Off Date (or, with respect to the Subsequent SBA Loans, on or after the related Subsequent Cut-Off Date) with respect to the SBA Loans have been, to the extent required by this Agreement, deposited into the Principal and

Interest Account and are, as of the Closing Date (or with respect to the Subsequent SBA Loans, as of the related Subsequent Transfer Date), in the Principal and Interest Account; and

                  (oo) With respect to 55% or more of the SBA Loans (measured by Principal Balance as of the Closing Date or, in the case of the Subsequent SBA Loans, the Subsequent Closing Date), either (i) the SBA Loan is not and has never been secured by an interest in real property or any real estate mortgages, or (ii) the SBA Loan is secured by an interest in real property and/or real estate mortgages and (x) the fair market value of the real property securing the SBA Loan, after reduction for the amount of any lien that is senior to the SBA Loan and a proportionate amount of any lien that is pari passu with the SBA Loan, was less than 80% of the amount of the SBA Loan at the time the SBA Loan was originated; (y) less than 66% of the net proceeds of the SBA Loan were used to acquire, improve, or protect an interest in real property that at the time of origination was the only security for the SBA Loan (disregarding any third party credit enhancements and loan guarantees made by federal, state, local governments or agencies), and the Company has no knowledge or reason to believe that the net proceeds of the SBA Loan were used to refinance one or more loans the proceeds of which were used to acquire, improve, or protect an interest in real property; and (z) the SBA Loan has not been modified significantly since its origination.

         Section 3.03      Purchase and Substitution of Defective
                           SBA Loans.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.04 shall survive delivery of the Notes to the Noteholders and the Certificates to the Certificateholders. Upon discovery by the Servicer, any Subservicer, a Responsible Officer of the Owner Trustee or the Indenture Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the SBA Loans or the interest of the Noteholders, the Certificateholders or the SBA therein or which materially and adversely affects the interests of the Noteholders, the Certificateholders or the SBA in the related SBA Loan in the case of a representation and warranty relating to a particular SBA Loan (notwithstanding that such representation and warranty was made to the Company's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Company shall (a) promptly cure such breach in all material respects, (b) purchase the Unguaranteed Interest in such SBA Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, an amount in the manner specified in
Section 2.05(b), or (c) remove such SBA Loan from the Trust Fund (in which case it shall become a Deleted SBA Loan) and substitute one or more Qualified Substitute SBA Loans. Any such substitution shall be accompanied by payment by the Company of the Substitution Adjustment, if any.

         As to any Deleted SBA Loan for which the Company substitutes a Qualified Substitute SBA Loan or Loans, the Servicer shall effect such substitution by delivering to the Indenture Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and shall also deliver to the Indenture Trustee, the documents constituting the Indenture Trustee's Document File for such Qualified Substitute SBA Loan or Loans.

         The Servicer shall deposit in the Principal and Interest Account the Unguaranteed Percentage of all payments of principal received in connection with such Qualified Substitute SBA Loan or Loans after the date of such substitution together with all interest (net of the portion thereof required to be paid to the related Registered Holder, the FTA's Fee, the Required Holdback Amount with respect to each SBA Loan and the Additional Fee with respect to each Additional Fee SBA Loan). Monthly Payments received with respect to Qualified Substitute SBA Loans on or before the date of substitution will be retained by the Company. The Trust Fund will own all payments received with respect to the Unguaranteed Interest on the Deleted SBA Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted SBA Loan. The Servicer shall give written notice to the Indenture Trustee that such substitution has taken place and shall amend the SBA Loan Schedule to reflect the removal of such Deleted SBA Loan from the terms of this Agreement and the substitution of the Qualified Substitute SBA Loan or Loans. Upon such substitution, such Qualified Substitute SBA Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections
2.04 and 2.05, and the Company shall be deemed to have made with respect to such Qualified Substitute SBA Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Company will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account, an amount equal to the Substitution Adjustment.

         In addition to the cure, purchase and substitution obligation in Sections 2.04, 2.05 and 3.03, the Company shall indemnify and hold harmless the Trust, the Indenture Trustee, the Noteholders and the Certificateholders against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in Sections 2.04, 2.05 and 3.03 to cure, purchase or substitute for a defective SBA Loan and to indemnify the Noteholders, the Certificateholders, the Indenture Trustee and the Owner Trustee as provided in Sections 2.04, 2.05 and
3.03 constitute the sole remedies of the Indenture Trustee, the Noteholders, the Certificateholders and the Owner Trustee, respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Servicer or the Company relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01, 3.02 or 3.04 shall accrue as to any SBA Loan upon (i) discovery of such breach by any party and notice thereof to the Company and or notice thereof by the Company to the Indenture Trustee, (ii) failure by the Company to cure such breach or purchase or substitute such SBA Loan as specified above, and
(iii) demand upon the Company by the Indenture Trustee for all amounts payable hereunder in respect of such SBA Loan.

         Section 3.04      Representations Concerning Funding.

         The Company hereby represents and warrants to the Indenture Trustee, the Noteholders, the Owner Trustee and the Certificateholders as of the Closing
Date:

                  (a) Funding is a business trust, and is duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) Funding has good and marketable title to the Unguaranteed Interest in each SBA Loan listed on Exhibit H-2 free and clear of any lien (other than liens to be released upon consummation of the transactions contemplated hereby) and Funding has the authority to sell the Unguaranteed Interest in the SBA Loans listed on Exhibit H-2 to the Trust as contemplated in this Agreement;

                  (c) Funding received fair consideration and reasonably equivalent value in exchange for the sale of the Unguaranteed Interest of the SBA Loans listed on Exhibit H-2;

                  (d) All requisite action has been taken by Funding to make this Agreement valid, binding and enforceable upon Funding in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the SBA Loans by the Trust;

                  (e) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the Certificate of Formation of Funding or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which Funding or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Funding or its property is subject;

                  (f) There is no action, order, suit, proceeding or investigation pending or, to the best of Funding's knowledge, threatened against Funding which, either in any one instance or in the aggregate, may (i) result in any material adverse change in the business, operations, financial condition, properties or assets of Funding or in any material impairment of the right or ability of Funding to carry on its business substantially as now conducted, or in any material liability on the part of Funding or of any action taken or to be taken in connection with the obligations of Funding contemplated herein, or which would be likely to impair materially the ability of Funding to perform under the terms of this Agreement or (ii) which would draw into question the validity of this Agreement or the SBA Loans;

                  (g) Funding is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition

(financial or other) or operations of Funding or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (h) Funding is solvent, and Funding will not be rendered insolvent as a result of the transfer of the SBA Loans to the Trust or the sale of the Notes; and

                  (i) The chief executive office and legal name of Funding is as set forth on the respective UCC-1 financing statement filed on behalf of Funding pursuant to Section 2.04(i), such office is the place where Funding is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and neither the location of such office nor the legal name of Funding has changed in the past four months.

                                   ARTICLE IV

                    ADMINISTRATION AND SERVICING OF SBA LOANS

         Section 4.01      Duties of the Servicer.

                  (a) The Servicer, as independent contract servicer for the Trust, shall service and administer the SBA Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the Multi-Party Agreement and the SBA Rules and Regulations. The Servicer may enter into Subservicing Agreements for any servicing and administration of SBA Section 7(a) Loans with any entity approved with prior written consent by the SBA. Any such Subservicing Agreement must be approved by the SBA and shall be consistent with and not violate the provisions of this Agreement and the Multi-Party Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related SBA Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies hereunder.

                  (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee, for itself and on behalf of the Noteholders, the SBA and the Certificateholders for the servicing and administering of the SBA Loans in accordance with the provisions of this Agreement and the Multi-Party Agreement and the SBA Rules and Regulations, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the SBA Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on SBA Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the SBA Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the SBA and Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 4.01(d); provided, that SBA shall retain all claims it may have against any Subservicer that SBA would otherwise have, including, without limitation, any rights under such Subservicing Agreement, any other agreements or SBA Rules and Regulations.

                  (d) In the event the Servicer shall for any reason no longer be the Servicer, the Indenture Trustee or its designee shall, subject to Section
9.02 hereof and the Multi-Party

Agreement, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee is then permitted and elects to terminate any Subservicing Agreement in accordance with its terms. The Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the SBA Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  (e) So long as it is consistent with the terms of this Agreement and the Multi-Party Agreement, the SBA Agreement (as defined in the Multi-Party Agreement) and the SBA Rules and Regulations, the Servicer may waive, modify or vary any term of any SBA Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the SBA, the Noteholders or the Certificateholders, provided, however, that (unless
(x) the Obligor is in default with respect to the SBA Loan, or such default is, in the judgment of the Servicer, imminent and (y) the Servicer determines that any modification would not be considered a new loan for federal income tax purposes) the Servicer may not permit any modification with respect to any SBA Loan that would change the SBA Loan Interest Rate, defer (subject to Section 4.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related SBA Loan), or extend the final maturity date on such SBA Loan without the consent of the SBA, if such consent is then required by the SBA Rules and Regulations. The Servicer may exercise all unilateral servicing actions permitted by participating lenders in accordance with the SBA Rules and Regulations. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders be added to the amount owing under the related SBA Loan. Without limiting the generality of the foregoing, so long as it is consistent with the SBA Rules and Regulations, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee, the Owner Trustee, the SBA, each Noteholder and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the SBA Loans and with respect to any Mortgaged Properties or other Collateral. If reasonably required by the Servicer, the Indenture Trustee, on behalf of the Trust, shall furnish the Servicer, within 5 Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Indenture Trustee, on behalf of the Trust, shall be accompanied by a certification in the form of Exhibit I attached hereto signed by a Servicing Officer.

                  The Servicer, in servicing and administering the SBA Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property and Repossessed Collateral management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering SBA Loans for its own account and prudent lending standards, and in accordance with the SBA Rules and Regulations, giving due consideration to the Noteholders' and the SBA's reliance on the Servicer.

                  (f) On and after such time as the Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations under this Agreement, and with respect to resignation pursuant to Section 8.04, after receipt of the Opinion of Counsel required pursuant to
Section 8.04 addressed to the SBA and the Indenture Trustee, the Indenture Trustee or its designee shall assume all of the rights and obligations of the Servicer, subject to Section 9.02 hereof and the Multi-Party Agreement. The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the Indenture Trustee all documents and records (including computer tapes and diskettes) relating to the SBA Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

                  (g) The Servicer shall perform the duties of the Issuer and the Owner Trustee under the Basic Documents. In furtherance of the foregoing, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Basic Documents. The Servicer shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Basic Documents. The Servicer shall prepare for execution by the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents.

                  (h) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                  (i) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Noteholder or a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

                  (j) The Servicer shall prepare and file, on behalf of the Issuer, all tax returns tax elections, financial statements and such annual or other reports of the Issuer as are necessary for the preparation of tax reports as provided in the Trust Agreement or required by applicable law. All tax returns will be signed by the Servicer on behalf of the Issuer.

                  (k) The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Owner Trustee at any time during normal business hours.

                  (l) The Servicer shall furnish to the Indenture Trustee and the Owner Trustee from time to time such additional information regarding the Issuer or the Basic Documents as the Indenture Trustee and the Owner Trustee shall reasonably request.

                  (m) For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Servicer will provide or cause to be provided to any holder of such Notes and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes conducted in accordance with Rule 144A.

         Section 4.02      Liquidation of SBA Loans.

         In the event that any payment due under any SBA Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the SBA Loan, the Servicer in accordance with the SBA Rules and Regulations shall take such action as it shall deem to be in the best interests of the Noteholders and the SBA. With respect to any such SBA Loan for which the SBA has expressed to the Servicer the SBA's desire to assume servicing of such SBA Loan consistent with the SBA Rules and Regulations, the Indenture Trustee shall, upon written direction of the Servicer, deliver to the SBA or its designee all or any portion of the Indenture Trustee's Document File relating to such SBA Loan and the Indenture Trustee shall execute such documents, including but not limited to an endorsement of the related SBA Note and an assignment of the related Mortgage, in each case without recourse, representation or warranty of any kind, as the Servicer or the SBA shall request. Expenses incurred in connection with any such action shall be the responsibility of the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account. Subject to the SBA Rules and Regulations and with the prior written consent of the SBA (if required by the SBA Rules and Regulations), the Servicer shall foreclose upon or otherwise comparably effect the ownership of Mortgaged Properties or other Collateral relating to defaulted SBA Loans for which the related SBA Loan is still outstanding, as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section
4.10. In connection with such foreclosure or other conversion and any other liquidation action, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise with respect to its own affairs, in accordance with prudent servicing standards, and in accordance with the applicable SBA Rules and Regulations. Prior to undertaking foreclosure of any Mortgaged Property, the Servicer must investigate environmental conditions, including, if the Servicer deems necessary or if required by the SBA Rules and Regulations the performance of a Phase I and/or Phase II environmental site assessment, to ascertain the actual or potential presence of any hazardous material on or under such property. For purposes of this Agreement, the term hazardous material includes
(1) any hazardous substance, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601-9675, and (2) petroleum (as that term is defined at 42 U.S.C. Section 6991) including any derivative, fraction, by-product, constituent or breakdown product thereof, or additive thereto. In the event that the environmental investigation determines the existence of any hazardous material on or under the Mortgaged Property in excess of minimum action levels established by relevant regulatory agencies, title to such property shall not be taken without prior written approval from the SBA.

         After an SBA Loan has become a Liquidated SBA Loan, the Servicer shall promptly prepare and forward to the Indenture Trustee and upon request, any Noteholder, a Liquidation Report, in the form attached hereto as Exhibit J, detailing the Liquidation Proceeds received from the Liquidated SBA Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

         Section 4.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

                  (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts, constituting one or more Eligible Deposit Accounts, wherein the moneys therein are invested in Permitted Instruments, titled "First International Bank, as Servicer, in trust for the registered holders of First International Bank SBA Loan-Backed Notes, Series 2000-2." All funds in such Principal and Interest Accounts shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.

                  A copy of such letter agreement shall be furnished to the Indenture Trustee, the Owner Trustee and, upon request, the SBA, any Noteholder or any Certificateholder.

                  (b) The Servicer and each Subservicer shall deposit without duplication (within two Business Days of receipt thereof) in the applicable Principal and Interest Account and retain therein:

                           (i) the Unguaranteed Percentage of all payments
                  received on or after the Cut-Off Date on account of principal on the SBA Loans, including the Unguaranteed Percentage of all Excess Payments, Principal Prepayments and Curtailments;

                           (ii) all payments received on or after the Cut-Off
                  Date on account of interest on the SBA Loans (net of the portion thereof required to be paid to the related Registered Holders, the Required Holdback Amount and the FTA's Fee with respect to each SBA Loan, the Additional Fee with respect to each Additional Fee SBA Loan, and other servicing compensation payable to the Servicer as permitted herein);

                           (iii) the Unguaranteed Percentage of all Net
                  Liquidation Proceeds;

                           (iv) the Unguaranteed Percentage of all Insurance
                  Proceeds (other than amounts to be applied to restoration or repair of any related Mortgaged Property, or to be released to the Obligor in accordance with the Servicer's customary servicing procedures);

                           (v) the Unguaranteed Percentage of all Released
                  Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the SBA Loans;

                           (vi) any amounts paid in connection with the purchase
                  or repurchase of the Unguaranteed Interest of any SBA Loan and the amount of any Substitution Adjustment received pursuant to any provision of this Agreement;

                           (vii) any amount required to be deposited in the
                  Principal and Interest Account pursuant to Section 4.04 or 4.10; and

                           (viii) the amount of any losses incurred in
                  connection with investments of amounts in the Principal and Interest Account in Permitted Instruments.

                  (c) The foregoing requirements for deposit in the Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Guaranteed Interest to be paid to the Registered Holders, the Required Holdback Amount and the FTA's Fee, with respect to each SBA Loan, and additionally the Additional Fee with respect to each Additional Fee SBA Loan, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds and the amount of any related costs or expenses for which SBA or any Person acting on behalf of SBA is entitled to be reimbursed pursuant to SBA Rules and Regulations, may not be deposited by the Servicer in the Principal and Interest Account.

                  (d) Any interest earnings on funds held in the Principal and Interest Account paid by a Designated Depository Institution, or investment earnings in respect of other Permitted

Instruments in which such funds are invested, shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following its monthly remittance to the Indenture Trustee pursuant to Section 4.04(a). Any reference herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

         Section 4.04 Permitted Withdrawals From the Principal and Interest Account.

         The Servicer shall withdraw funds from the Principal and Interest Account first, to withdraw any funds deposited therein that are not required or permitted to be deposited therein, or were deposited therein in error, and then for the following purposes:

                  (a) to effect the remittance to the Indenture Trustee on each Determination Date for deposit into the Note Distribution Account of the Available Funds for the related Remittance Date (net of Compensating Interest, Monthly Advances and amounts then on deposit in the Spread Account and, with respect to the Determination Dates occurring during the Funding Period, net of amounts then on deposit in the Pre-Funding Account and Capitalized Interest Account);

                  (b) to reimburse itself for any accrued unpaid Required Holdback Amount allocable to the SBA Loans, unreimbursed Monthly Advances and for unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Required Holdback Amounts and, except as provided in the following sentence, Servicing Advances and Monthly Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the SBA Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances and Monthly Advances in excess of such amounts shall be limited to any late collections of interest received on the SBA Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any other amounts; provided, however, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the Noteholders and the Registered Holders;

                  (c) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

                  (d) (i) to make investments in Permitted Instruments and (ii) to pay to itself, as permitted by Section 4.03(d), interest paid in respect of Permitted Instruments or by an Eligible Deposit Account on funds deposited in the Principal and Interest Account;

                  (e) to pay itself servicing compensation pursuant to Section
6.03 hereof; and

                  (f) to clear and terminate the Principal and Interest Account upon the termination of this Agreement in accordance with Section 10.01.

         So long as no default or Servicer Termination Event shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall constitute one or more Eligible Deposit Accounts meeting the requirements set forth in Section 4.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "First International Bank, as Servicer, in trust for the registered holders of First International Bank SBA Loan-Backed Notes, Series 2000-2." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause (d) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

         Section 4.05      [Intentionally Omitted]

         Section 4.06      Transfer of Accounts.

         The Servicer may, upon written notice to the Indenture Trustee and the SBA, transfer any Principal and Interest Account to a different Eligible Deposit Account.

         Section 4.07      Maintenance of Hazard Insurance.

         The Servicer shall comply with the SBA Rules and Regulations concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of an SBA Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) consistent with the SBA Rules and Regulations, the Servicer will require the related Obligor to purchase a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the full insurable value of the Mortgaged Property, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and required by the SBA Rules and Regulations and the Servicer's policies, on Foreclosed Property constituting real property, fire and hazard insurance in the amounts described above and liability insurance. The Unguaranteed Percentage of any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor in accordance with the SBA Rules and Regulations, or in respect of liability insurance, to be applied to the liabilities insured) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section 4.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or maintained on Foreclosed Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

         Section 4.08      [Intentionally Omitted].

         Section 4.09      Fidelity Bond.

         The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000, and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the SBA Loans ("Servicer Employees"). The fidelity bond shall insure the Indenture Trustee and the Owner Trustee, their respective officers and employees against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer employees. No provision of this Section 4.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Indenture Trustee, the Owner Trustee, the SBA or any Noteholder or Certificateholder, the Servicer shall cause to be delivered to the Indenture Trustee, Owner Trustee, the SBA or such Noteholder or such Certificateholder a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is The Hartford Underwriters Insurance Company.

         Section 4.10      Title, Management and Disposition of Foreclosed
                           Property.

         Except as otherwise required by SBA Rules and Regulations, in the event that title to a Mortgaged Property or other Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process (a "Foreclosed Property"), the deed or certificate of sale, or the repossessed Collateral shall be taken in the name of the Indenture Trustee or such other Person as the SBA may designate in writing, in each case on behalf of the Trust for the benefit of the Noteholders, the Certificateholders and the SBA, as their interests may appear under the Multi-Party Agreement dated the date of this Agreement (or such other name as the SBA may direct).

         Unless the servicing of a Foreclosed Property or item of Repossessed Collateral relating to an SBA Loan is assumed by the SBA pursuant to the SBA Rules and Regulations, the

Servicer, subject to Sections 4.01 and 4.02 hereof, shall manage, conserve, protect and operate each Foreclosed Property or other Repossessed Collateral for the SBA, the Noteholders and the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other Repossessed Collateral in the same manner that it manages, conserves, protects and operates other foreclosed or repossessed property for its own account, and in the same manner that similar property in the same locality as the Foreclosed Property or other Repossessed Collateral is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the SBA, the Noteholders and the Certificateholders.

         The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, the Unguaranteed Percentage of all revenues received with respect to the conservation and disposition of the related Foreclosed Property or other Repossessed Collateral net of Servicing Advances.

         The disposition of Foreclosed Property or other Repossessed Collateral shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer, with SBA concurrence (if required by the SBA Rules and Regulations), deems to be in the best interest of the SBA, the Noteholders and the Certificateholders. The Unguaranteed Percentage of the proceeds of sale of the Foreclosed Property or other Repossessed Collateral shall promptly, but in no event later than two Business Days after receipt, be deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid by the Servicer from the netting of Servicer Advances provided for in the preceding paragraph. The Servicer shall, subject to Section 4.04, reimburse itself for any related unreimbursed Required Holdback Amounts and unpaid Servicing Fees and unreimbursed Monthly Advances, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the Noteholders in accordance with Section 5.07 hereof.

         Section 4.11      [Intentionally Omitted].

         Section 4.12      Collection of Certain SBA Loan Payments.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the SBA Loans, and shall cause the Obligor under the SBA Loan, to the extent such procedures shall be consistent with this Agreement, to comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing and the SBA Rules and Regulations, the Servicer may in its discretion waive or permit to be waived any fee or charge (other than the Required Holdback Amounts, without the written consent of the SBA) which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on an SBA Note for a period (with respect to each payment as to which the due date is extended) not greater than 180 days after the initially scheduled due date for such payment.

         Section 4.13      Access to Certain Documentation and Information
                          Regarding the SBA Loans.

         The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the SBA, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the SBA Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                                    ARTICLE V

                           PAYMENTS TO THE NOTEHOLDERS

         Section 5.01 Establishment of Note Distribution Account; Deposits in Note Distribution Account; Permitted Withdrawals from Note Distribution Account.

                  (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest-bearing, titled "Note Distribution Account, HSBC Bank USA, as Indenture Trustee for the registered holders of First International Bank SBA Loan-Backed Notes, Series 2000-2" (the "Note Distribution Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Note Distribution Account and retain therein:

                           (i) the Available Funds (net of the amount of Monthly
                  Advances and Compensating Interest deposited pursuant to subclause (ii) below and amounts then on deposit in the Spread Account) remitted by the Servicer;

                           (ii) the Compensating Interest and the portion of the
                  Monthly Advances remitted to the Indenture Trustee by the Servicer;

                           (iii) amounts transferred from the Spread Account
                  pursuant to Section 5.02(b)(i);

                           (iv) amounts required to be paid by the Servicer
                  pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Accounts; and

                           (v) amounts transferred from the Pre-Funding Account
                  and the Capitalized Interest Account on the Special Remittance Date pursuant to Sections 5.04(c) and (g), respectively.

         (b) Amounts on deposit in the Note Distribution Account shall be withdrawn on each Remittance Date by the Indenture Trustee, or the Paying Agent, on its behalf, to effect the distribution described in Section 5.07(b) and thereafter by the following parties in no particular order of priority:

                           (i) by the Indenture Trustee, to invest amounts on
                  deposit in the Note Distribution Account in Permitted Instruments pursuant to Section 5.06;

                           (ii) by the Indenture Trustee, to pay on a monthly
                  basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) by the Indenture Trustee, to withdraw any
                  amount not required to be deposited in the Note Distribution Account or deposited therein in error; and

                           (iv) by the Indenture Trustee, to clear and terminate
                  the Note Distribution Account upon the termination of this Agreement in accordance with the terms of Section 10.01 hereof.

         Section 5.02      Establishment of Spread Account;
                           Deposits in Spread Account; Permitted
                           Withdrawals from Spread Account.

                  (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest bearing, titled "Spread Account, HSBC Bank USA, as Indenture Trustee for the registered holders of First International Bank SBA Loan-Backed Notes, Series 2000-2" (the "Spread Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Spread Account:

                           (i) [Reserved];

                           (ii) on each Remittance Date, that portion of the
                  Available Funds, if any, required to be deposited into the Spread Account pursuant to Section 5.07(b)(vii) until the Spread Account Balance equals the then applicable Specified Spread Account Requirement; and

                           (iii) amounts required to be paid by the Servicer
                  pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Spread Account.

                  (b) Amounts on deposit in the Spread Account shall be withdrawn by the Indenture Trustee for distribution in the manner set forth in subclause (c) below on each Remittance Date in the following order of priority:

                           (i) to deposit in the Note Distribution Account an
                  amount by which (a) the sum of the Class A Interest Distribution Amount and the Class M Interest Distribution Amount, the Class Principal Distribution Amounts for the Class A Notes and Class M Notes and the Class Carry Forward Amounts for the Class A Notes and Class M Notes exceeds (b) the Available Funds for such Remittance Date (but excluding from such definition of Available Funds, amounts in the Spread Account);

                           (ii) to deposit in the Note Distribution Account the
                  amount, if any, required to make the full distribution to the Expense Account pursuant to Section 5.07(b)(vi); and

                           (iii) to the extent that the amount then on deposit
                  in the Spread Account after giving effect to all required transfers from the Spread Account to the Note Distribution Account on such Remittance Date then exceeds the Specified Spread Account Requirement as of such Remittance Date (such excess, a "Spread Account Excess"), an amount equal to such Spread Account Excess shall be distributed by the Indenture Trustee first, to make any payments required pursuant to
                  Section 5.07(b)(viii)-(xiii), in that order, and second, to the Paying Agent under the Trust Agreement, for distribution to the Certificateholders, any excess;

         and also, in no particular order of priority:

                           (iv) to invest the Spread Account Balance in
                  Permitted Instruments pursuant to Section 5.06;

                           (v) to withdraw any amount not required to be
                  deposited in the Spread Account or deposited therein in error; and

                           (vi) to clear and terminate the Spread Account upon
                  the termination of this Agreement in accordance with the terms of Section 10.01.

                  (c) Any amounts which are required to be withdrawn from the Spread Account pursuant to paragraph (b) above shall be withdrawn from the Spread Account in the following order of priority: (i) first, from any uninvested funds therein, and (ii) second, from the proceeds of the liquidation of any investments therein pursuant to Section 5.06(b).

                  (d) Any amounts which are distributed to the Certificateholders pursuant to paragraph (b) above will not be required to be refunded, regardless of whether there are sufficient funds on a subsequent Remittance Date to make a full distribution to Noteholders on such Remittance Date.

         Section 5.03      Establishment of Expense Account;
                           Deposits in Expense Account; Permitted
                           Withdrawals from Expense Account

         (a) No later than the Closing Date, the Indenture Trustee will establish with itself an account (the "Expense Account"). The Expense Account shall not constitute part of the Trust Fund and is for the benefit of the Indenture Trustee and the Owner Trustee in its individual capacity to pay their fees and expenses related to the Trust. The Indenture Trustee shall deposit into the Expense Account:

                           (i) on each Remittance Date from the amounts on
                  deposit in the Note Distribution Account, pursuant to Section 5.07(b)(vi), an amount equal to one-twelfth of the Annual Expense Escrow Amount; and

                           (ii) upon receipt, amounts required to be paid by the
                  Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Expense Account.

         If, at any time the amount then on deposit in the Expense Account shall be insufficient to pay in full the fees and expenses of the Indenture Trustee and the Owner Trustee in its individual capacity then due, the Indenture Trustee and the Owner Trustee in its individual capacity shall make demand on the Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount to the Indenture Trustee or the Owner Trustee in its individual capacity, as the case may be. Thereafter, the Servicer shall be entitled to reimbursement from the Expense Account for the amount of any such advance from any excess funds available pursuant to 5.03 (c)(ii). Without limiting the obligation of the Servicer to advance such insufficiency, in the event the Servicer does not advance the full amount of such insufficiency by the Business Day immediately preceding the Determination Date, the amount of such insufficiency shall be deposited into the Expense Account for payment to the Indenture Trustee and the Owner Trustee in its individual capacity pursuant to
Section 5.07(b)(vi), to the extent of available funds in the Note Distribution Account.

         (b) The Indenture Trustee may invest amounts on deposit in the Expense Accounts in Permitted Instruments pursuant to Section 5.06 hereof, and the Indenture Trustee shall withdraw amounts on deposit in the Expense Accounts to:

                           (i) pay the Indenture Trustee's and Owner Trustee's
                  (in its individual capacity) fees and expenses as described in
                  Section 2.08 hereof;

                           (ii) pay on a monthly basis to the Servicer as
                  additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) withdraw any amounts not required to be
                  deposited in the Expense Accounts or deposited therein in error; and

                           (iv) clear and terminate the Expense Account upon the
                  termination of this Agreement in accordance with the terms of
                  Section 10.01.

         (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Indenture Trustee shall determine that all payments required to be made during the prior twelve month period pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and, if all such payments have been made, from the amounts remaining in the Expense Accounts, the Indenture Trustee shall (in the following order of priority):

                           (i) reimburse the Servicer and/or the Company, for
                  reimbursable advances made pursuant to Section 8.01;

                           (ii) reimburse the Servicer for advances made by it
                  pursuant to the last paragraph of subclause (a) above; and

                           (iii) remit to the Servicer as additional servicing
                  compensation any amounts remaining in the Expense Account after payments made pursuant to 5.03 (b)(i), 5.03 (b)(ii),
                  5.03 (b)(iii), 5.03 (c)(i) and 5.03 (c)(ii).

         Section 5.04      Pre-Funding Account and Capitalized Interest Account

         (a) No later than the Closing Date, the Company shall establish and maintain with the Indenture Trustee in its trust department a trust account, which shall not be interest-bearing, titled "First International Bank, SBA Pre-Funding Account 2000-2" (the "Pre-Funding Account"). The Indenture Trustee shall, promptly upon receipt, deposit into the Pre-Funding Account and retain therein the Original Pre-Funded Amount from the proceeds of the sale of the Notes.

         (b) On each Subsequent Transfer Date, the Company shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances of the Subsequent SBA Loans as of the related Subsequent Cut-Off Date sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Company with respect to such transfer.

         (c) If at the end of the Funding Period amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on the immediately following Remittance Date and deposit such amounts in the Note Distribution Account. However, if at the close of business on February 14, 2001 amounts still remain in the Pre-Funding Account, the Servicer shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account on the Special Remittance Date and deposit in the Note Distribution Account any Pre-Funded Amount then remaining in the Pre-Funding Account, and then the Pre-Funding Account shall be closed.

         (d) On the Remittance Dates occurring during the Funding Period, the Indenture Trustee shall transfer from the Pre-Funding Account to the Note Distribution Account, the Pre-Funding Earnings, if any, applicable to each such Remittance Date.

         (e) No later than the Closing Date, the Company shall establish and maintain with the Indenture Trustee in its trust department a trust account, which shall not be interest-bearing, titled "First International Bank, SBA Capitalized Interest Account 2000-2" (the "Capitalized Interest Account"). The Indenture Trustee shall, promptly upon receipt, deposit into the Capitalized Interest Account $151,770.39. If prior to the end of the Funding Period the funds on deposit in the Pre-Funding Account are invested in a guaranteed investment contract, repurchase agreement or other arrangement acceptable to the Rating Agencies, that constitutes a Permitted Instrument, the Indenture Trustee shall, within one Business Day of its receipt of notification of satisfaction of the Rating Agency Condition, withdraw from the Capitalized Interest Account and pay to the Company the amount set forth in such notification.

         (f) On the Remittance Dates occurring during the Funding Period, the Indenture Trustee shall transfer from the Capitalized Interest Account to the Note Distribution Account, the Capitalized Interest Requirement, if any, for such Remittance Dates.

         (g) On the Special Remittance Date, the Indenture Trustee shall transfer from the Capitalized Interest Account to the Note Distribution Account the Capitalized Interest Requirement, if any, for such Special Remittance Date. Any amounts remaining in the Capitalized Interest Account after taking into account such transfer shall be paid on such Special Remittance Date to the Company, and the Capitalized Interest Account shall be closed.

         Section 5. 05     [Intentionally Omitted]

         Section 5.06      Investment of Accounts.

         (a) So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee shall be invested by the Indenture Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments in the name of the Indenture Trustee, bearing interest or sold at a discount. No such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date; provided, however, the Indenture Trustee or any affiliate thereof, may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Indenture Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be.

         (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom.

         (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Indenture Trustee is the obligor thereon).

         (d) The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments.

         (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account, immediately on receipt, and the Indenture Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Indenture Trustee for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

         Section 5.07      Distributions.

         (a) The rights of the Noteholders and Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.

         (b) By 11:00 A.M. New York time, on each Remittance Date the Indenture Trustee shall withdraw from the Note Distribution Account an amount equal to (A) that portion of the Available Funds received from the Servicer pursuant to Section 5.01(a)(i), (ii) and (iv), and (B) the amounts deposited therein pursuant to Section 5.02(b)(i), and make distributions thereof in the following order of priority:

                           (i) First, to the Class A Notes in an amount up to
                  the Class A Interest Distribution Amount;

                           (ii) Second, to the Class M Notes in an amount up to
                  the Class M Interest Distribution Amount (other than the Class M Carry Forward Interest Amount, if any);

                           (iii) Third, to the Class A Notes in an amount up to
                  the sum of (a) the Class Principal Distribution Amount for the Class A Notes and (b) the Class Carry Forward Amount for the Class A Notes;

                           (iv) Fourth, to the Class M Notes, the Class M Carry
                  Forward Interest Amount;

                           (v) Fifth, to the Class M Notes in an amount up to
                  the sum of (a) the Class Principal Distribution Amount for the Class M Notes and (b) the Class Carry Forward Amount for the Class M Notes;

                           (vi) Sixth, to the Expense Account in an amount up to
                  one-twelfth of the Annual Expense Escrow Amount plus any amount required to be paid to the Owner Trustee in its individual capacity and the Indenture Trustee pursuant to
                  Section 5.03(a) resulting from insufficiencies in the Expense Account;

                           (vii) Seventh, to the Spread Account, any remaining
                  Available Funds unless and until the amount therein equals the Specified Spread Account Requirement;

                           (viii) Eighth, to the Servicer in an amount up to the
                  Reimbursable Amounts;

                           (ix) Ninth, to the Class A Notes, any Interest
                  Carryover for the Class A Notes;

                           (x) Tenth, to the Class M Notes, any Interest
                  Carryover for the Class M Notes;

                           (xi) Eleventh, to the Class B Notes in an amount up
                  to the Class B Interest Distribution Amount;

                           (xii) Twelfth, to the Class B Notes in an amount up
                  to the sum of (a) the Class Principal Distribution Amount for the Class B Notes and (b) the Class Carry Forward Amount for the Class B Notes;

                           (xiii) Thirteenth, to the Class B Notes, any Interest
                  Carryover for the Class B Notes; and

                           (xiv) Fourteenth, to the Paying Agent under the Trust
                  Agreement, for distribution to the Certificateholders, any excess.

         Additionally, on the Special Remittance Date, the Indenture Trustee shall withdraw from the Note Distribution Account the amount, if any, deposited therein pursuant to Section 5.01(a)(v) and make distributions thereof as follows: (i) from amounts transferred from the Pre-Funding Account, distributions of principal to the Class A Notes, Class M Notes and Class B Notes, pro rata based upon the Class A Percentage, the Class M Percentage and the Class B Percentage, respectively, and (ii) from amounts transferred from the Capitalized Interest Account, distributions of interest to such Class A Notes, Class M Notes and Class B Notes equal to the applicable Capitalized Interest Requirement. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, distributions shall be made as set forth in Section 5.04(b) of the Indenture.

         (c) All distributions made to the Noteholders of a particular
Class will be made on a pro rata basis among the Noteholders of record of the applicable Class on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, and shall be made by check or, upon request by a Noteholder, by wire transfer of immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Noteholder unless such Noteholder shall own of record Notes which have initial principal balances aggregating at least $1,000,000.

         Section 5.08      Determination of LIBOR.

         LIBOR applicable to the calculation of the Remittance Rate on the Notes for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date.


         On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Servicer and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR

Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Bridge Telerate Service (or such other page as may replace page 3750 on that service) for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service), or if such service is no longer offered, LIBOR, shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Servicer, the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Class Principal Balance of the Notes then outstanding. The Servicer will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Class Principal Balance of the Notes then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Remittance Date.

         The establishment of LIBOR by the Servicer on any LIBOR Rate Adjustment Date and the Servicer's subsequent calculation of the Remittance Rates applicable to the Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly following each LIBOR Rate Adjustment Date the Servicer shall supply the Indenture Trustee with the results of its determination of LIBOR on such date.

         Section 5.09      Statements.

         Each month, not later than 12:00 noon New York time on the Determination Date, the Servicer shall deliver to the Indenture Trustee, by telecopy, for distribution to the Noteholders, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof and the Servicer's Monthly Computer Tape in the form attached hereto as Exhibit L (both in hard copy and in computer tape form) to be delivered on the Business Day following the Determination Date, a certificate signed by a Servicing Officer (a "Servicer's Certificate") stating the date (day, month and year), and, as of the close of business on the Record Date for such month:

                           (i) Available Funds for the related Remittance Date;

                           (ii) The Aggregate Class A Note Principal Balance,
                  the Aggregate Class M Note Principal Balance, the Aggregate Class B Note Principal Balance and the Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class A Note Principal Balance, the Original Class M Note Principal Balance, the Original Class B Note Principal Balance and the Original Pool Principal Balance;

                           (iii) The number and Principal Balances of all SBA
                  Loans which were the subject of Principal Prepayments during the Due Period and the number and Principal Balances of all Defaulted SBA Loans purchased by the Servicer during the Due Period;

                           (iv) The product of the Unguaranteed Percentage
                  multiplied by all Curtailments which were received during the Due Period;

                           (v) The product of the Unguaranteed Percentage
                  multiplied by all Excess Payments and the product of the Unguaranteed Percentage multiplied by all Monthly Payments in respect of principal received during the Due Period;

                           (vi) The aggregate amount of interest received on the
                  Unguaranteed Interest of each SBA Loan net of the FTA's Fee, the Additional Fee and the Servicing Fee attributable to the Unguaranteed Interest;

                           (vii) The amount of the Monthly Advances to be made
                  on the Determination Date and the Compensating Interest payment to be made on the Determination Date;

                           (viii) The delinquency and foreclosure information
                  set forth in the form attached hereto as Exhibit K;

                           (ix) The product of the Unguaranteed Percentage
                  multiplied by the amount of any losses realized on a Liquidated SBA Loan;

                           (x) The Class A Interest Distribution Amount, Class M
                  Interest Distribution Amount, Class B Interest Distribution Amount and Class Principal Distribution Amount for the Remittance Date with the components thereof stated separately;

                           (xi) The amount of the funds available in the Spread
                  Account as of the related Record Date in cash and from liquidation of Permitted Instruments and the amount, if any, to be transferred from the Spread Account to the Note Distribution Account pursuant to Section 5.02(b)(i);

                           (xii) The Aggregate Class A Note Principal Balance,
                  Aggregate Class M Note Principal Balance, Aggregate Class B Note Principal Balance and the Pool Principal Balance after giving effect to the distribution to be made on the Remittance Date;


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
                           (xiii) The Spread Account Balance and the Specified
                  Spread Account Requirement with respect to such Remittance
                  Date;

                           (xiv) The weighted average maturity and weighted
                  average SBA Loan Interest Rate;

                           (xv) The Servicing Fees and the Annual Expense Escrow
                  Amount and other amounts to be deposited to the Expense
                  Account;

                           (xvi) The amount of all payments and reimbursements
                  to the Servicer pursuant to Section 4.04 (b), (c), (d)(ii),
                  (e) and (f);

                           (xvii) The Class A Remittance Rate, Class M
                  Remittance Rate and Class B Remittance Rate with respect to such Remittance Date;

                           (xviii) During the Funding Period, the aggregate
                  Principal Balance of the Subsequent SBA Loans purchased during the prior Due Period and the amount on deposit in the Pre-Funding Account and the Capitalized Interest Account as of the end of such Due Period;

                           (xix) The Net Interest Cap with respect to the
                  Remittance Date;

                           (xx) If the Class Remittance Rate for a Class of
                  Notes for such Remittance Date is based on the Net Interest Cap, the amount of any Interest Carryover for such Class of Notes for such Remittance Date;

                           (xxi) The amount of the distribution, if any,
                  allocable to Interest Carryover and the amount of any Interest Carryover for all prior Remittance Dates after giving effect to such distribution (in each case, stated separately by Class and in the aggregate);

                           (xxii) The Prime/LIBOR Spread and the Rolling Three
                  Month Prime/LIBOR Spread for such Remittance Date; and

                           (xxiii) Such other information as the Indenture
                  Trustee, the Noteholders or the Rating Agencies may reasonably require; provided, however, that the Servicer shall have no obligation to distribute such information directly to any Noteholder.

         The Indenture Trustee shall forward such report to the Noteholders, the Certificateholders, the Owner Trustee and the Rating Agencies on the Remittance Date, together with a separate report indicating the amount of funds deposited in the Note Distribution Account pursuant to Section 5.01(a)(iv); and the amounts which are reimbursable to the Servicer or the Company pursuant to Sections 5.03 and 5.07 (all reports prepared by the Indenture Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer).

         To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Indenture Trustee shall be entitled to rely upon the telecopy. In the case of information furnished pursuant to subclauses (ii), (iii), (iv), (v), (x) and (xii), above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-Off Date.

         Additionally, on the Special Remittance Date the Indenture Trustee shall, based upon information received from the Servicer, forward to the Noteholders and the Rating Agencies a report setting forth the amount of principal and interest, if any, being paid to each Class of Notes on the Special Remittance Date.

         (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Indenture Trustee for distribution to each Person who at any time during the calendar year was a Noteholder such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (x), and
(xiv), above, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

         (b) Upon reasonable advance notice in writing, the Servicer will provide to each Noteholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the SBA Loans sufficient to permit such Noteholder to comply with applicable regulations of its regulatory authorities with respect to investment in the Notes.

         (c) The Servicer shall furnish to each Noteholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Noteholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Noteholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Noteholder for the Servicer's actual expenses incurred in providing such reports if such reports are not producible in the ordinary course of the Servicer's business. The Rating Agencies shall receive copies of any such reports or information furnished to the Noteholders.

         Section 5.10      Advances by the Servicer.

         Not later than the close of business on each Determination Date, the Servicer shall remit to the Indenture Trustee for deposit in the Note Distribution Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 5.09), to be distributed on the related Remittance Date pursuant to Section 5.07, equal to the amount by which (i) 30 days' interest at a rate equal to the then applicable Adjusted SBA Loan Remittance Rate on the aggregate Class Principal Balances for the Class A Notes, Class M Notes and Class B Notes immediately prior to the related Remittance Date exceeds (ii) the amount received by the Servicer as of the related Record Date in respect of interest on the SBA Loans minus the interest payable to the Registered Holders, the Required Holdback Amount, the Additional Fee, and the FTA's Fee (plus, for the Remittance Dates during the Funding Period, the sum of (i) all funds to be transferred to the Note Distribution Account from the Capitalized Interest Account for such Remittance Date pursuant to Section 5.04(f) and (ii) the Pre-Funding Earnings for the applicable Remittance Date), such excess being defined herein as the "Monthly Advance." The Servicer may reimburse itself for Monthly Advances made pursuant to Section 4.04. Notwithstanding the foregoing, the Servicer shall not be required to make a Monthly Advance with respect to an SBA Loan if it determines, in good faith, that such advance would be nonrecoverable from amounts received in respect of the SBA Loans. Notwithstanding the foregoing, no Servicer other than FIB or one of its Affiliates shall be required to make any Monthly Advances pursuant to this
Section 5.10.

         Section 5.11      Compensating Interest.

         Not later than the close of business on each Determination Date, with respect to each SBA Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Indenture Trustee for deposit in the Note Distribution Account but only from amounts otherwise payable to it as servicing compensation as described in
Section 6.03 (other than the Required Holdback Amount), an amount (such amount required to be delivered to the Indenture Trustee is referred to herein as "Compensating Interest") (as indicated in the Servicer's Certificate prepared pursuant to Section 5.09) equal to the difference between (a) 30 days' interest at the Adjusted SBA Loan Remittance Rate on the Principal Balance of each such SBA Loan as of the beginning of the Due Period applicable to the Remittance Date on which such amount will be distributed, and (b) the amount of interest actually received on the Unguaranteed Interest of each such SBA Loan for such Due Period net of the portion thereof payable to the Registered Holder, the Required Holdback Amount, the FTA's Fee, the Excess Spread and the fees and expenses of the Owner Trustee and Indenture Trustee allocable to such interest and, with respect to each Additional Fee SBA Loan, the Additional Fee.

         Section 5.12      Reports of Foreclosure and Abandonment of Mortgaged
                           Property

         Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property required by Section 6050J of the Code. Promptly after filing each such report with the Internal Revenue Service, the Servicer shall provide the Indenture Trustee with an Officer's Certificate certifying that such report has been filed.

                                   ARTICLE VI

                           GENERAL SERVICING PROCEDURE

         Section 6.01      [Intentionally Omitted].

         Section 6.02 Satisfaction of Mortgages and Collateral and Release of SBA Files.

         The Servicer shall maintain the Fidelity Bond as provided for in
Section 4.09 insuring the Servicer against any loss it may sustain with respect to any SBA Loan not satisfied in accordance with the procedures set forth herein.

         Upon the payment in full of any SBA Loan, the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or the deposit into the Principal and Interest Account of the purchase price of any SBA Loan acquired by the Seller, the Servicer or another Person pursuant to this Agreement, or any other Basic Document, the Servicer will immediately notify the FTA and the Indenture Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 4.03 or the Note Distribution Account pursuant to Section 5.01 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Document File. The Multi-Party Agreement provides for release by FTA of the related SBA
Note in accordance with the terms of the Multi-Party Agreement. Upon receipt of such certification and request, the FTA and the Indenture Trustee shall release, within 3 Business Days, the related Indenture Trustee's Document File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account.

         Subject to the Multi-Party Agreement, from time to time and as appropriate for the servicing or foreclosure of any SBA Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Indenture Trustee's Document File to the Servicer within 3 Business Days, and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. The Multi-Party Agreement provides for release by FTA of the related SBA Note in accordance with the terms of the Multi-Party Agreement. The Servicer shall return the Indenture Trustee's Document File to the FTA and the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the SBA Loan has been liquidated and the Unguaranteed Percentage of the Liquidation Proceeds relating to the SBA Loan has been deposited in the Principal and Interest Account and remitted to the Indenture Trustee for deposit in the Note Distribution Account or the SBA File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property or repossession of other Collateral either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to whom such SBA File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such SBA Loan was liquidated, the servicing receipt relating to such SBA Loan shall be released by the Indenture Trustee to the Servicer.

         The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents provided to it necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or other Collateral or to any legal action brought to obtain judgment against any Obligor on the SBA Note or Mortgage or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the SBA Note or Mortgage or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage or other agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage or other agreement securing Collateral upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related SBA Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Principal and Interest Account.

         Section 6.03      Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the SBA Loans or withdraw from the Principal and Interest Account (to the extent deposited therein) the Required Holdback Amount and, in accordance with Section 4.04(b), any accrued but unreimbursed Required Holdback Amounts. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments, amounts remitted pursuant to Section 5.03(c) and late payment charges shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Indenture Trustee for deposit in the Note Distribution Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

         Section 6.04      Annual Statement as to Compliance.

         The Servicer will deliver to the Indenture Trustee, the SBA and the Rating Agencies on or before March 31 of each year beginning March 31, 2002, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles IV, V, VI and VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 6.05      Annual Independent Public Accountants' Servicing
                           Report.

         On or before March 31 of each year beginning March 31, 2002, the Servicer, at its expense, shall cause one of the "big five" accounting firms, to furnish a letter or letters to the Indenture Trustee and the Rating Agencies to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 6.06 SBA's and Indenture Trustee's Right to Examine Servicer Records and Audit Operations.

         The SBA and the Indenture Trustee shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

         Section 6.07 Reports to the Indenture Trustee; Principal and Interest Account Statements.

         Not later than 20 days after each Record Date, the Servicer shall forward to the Indenture Trustee and the SBA a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 4.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 4.04, the aggregate amount of permitted withdrawals not made in the related Due Period and the amount of any Monthly Advances or payments of Compensating Interest, in each case, for the related Due Period.

         Section 6.08      Required Holdback Amount.

         Pursuant to and in accordance with the policies of the SBA and SBA Form 1086, the Servicer shall retain the Required Holdback Amount for each SBA Loan. The Required Holdback Amount shall not constitute part of the Trust Fund and Noteholders and Certificateholders shall have no interest in, and are not entitled to receive any portion of the Required Holdback Amount. If the Company is replaced as servicer pursuant to any provision of this Agreement, it shall no longer be entitled to the Required Holdback Amount but, instead, the successor servicer shall be entitled thereto.

                                   ARTICLE VII

                       REPORTS TO BE PROVIDED BY SERVICER

         Section 7.01      Financial Statements.

         The Servicer agrees to make available on a reasonable basis to any Noteholder or prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and its parent (First International Bancorp, Inc. and any successor thereto) and to permit any Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying such Noteholder that the Servicer has the ability to service the SBA Loans in accordance with this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

         Section 8.01      Indemnification; Third Party Claims.

         (a) The Servicer agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the SBA and each Noteholder and Certificateholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity) the SBA, and any Noteholder or Certificateholder may sustain in any way related to the failure of the Servicer to perform its duties and service the SBA Loans in compliance with the terms of this Agreement. Notwithstanding the foregoing but subject to any other obligation of the Servicer to the SBA, (i) the Servicer shall not indemnify the Indenture Trustee, the Owner Trustee, the SBA or any Noteholder or Certificateholder if such acts, omissions or alleged acts constitute fraud, gross negligence, willful misconduct or breach of fiduciary duty by such Person and (ii) the Servicer shall not indemnify any such Person, for any taxes, including without limitation any federal, state or local income or franchise taxes or other taxes, imposed on or measured by income received by such Person (or any interest or penalties with respect thereto or arising from a failure to comply therewith) that are required to be paid by such Person in connection herewith to any taxing authority. The Servicer shall immediately notify the Indenture Trustee, the Owner Trustee and the SBA if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any final judgment or decree which may be entered against the Servicer, the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), the SBA, a Noteholder and/or a Certificateholder in respect of such claim. The Indenture Trustee may reimburse the Servicer from the Expense Account pursuant to Section 5.03(c)(i) for all amounts advanced by it pursuant to the preceding sentence except when the claims relates directly to the failure of the Servicer to service and administer the SBA Loans in compliance with the terms of this Agreement.

         (b) The Company agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the SBA and each Noteholder and Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), the SBA and any Noteholder or Certificateholder may sustain in any way related to the failure of the Company to perform its duties in compliance with the terms of this Agreement and in the best interests of the SBA, the Noteholders and the Certificateholders. Notwithstanding the foregoing subject to any other obligation of the Servicer to the SBA, (i) the Company shall not indemnify the Indenture Trustee, the Owner Trustee, the SBA or any Noteholder or Certificateholder if such acts, omissions or alleged acts constitute fraud, gross negligence, willful misconduct or breach of fiduciary duty by such Person,
(ii) the

Company shall not indemnify any such Person as to any losses resulting from the credit risk of the Obligors of the SBA Loans, including without limitation losses incurred as a result of a Defaulted SBA Loan and (iii) the Company shall not indemnify any such Person, for any taxes, including without limitation any federal, state or local income or franchise taxes or other tax imposed on or measured by income received by such Person (or any interest or penalties with respect thereto or arising from a failure to comply therewith) that are required to be paid by such Person in connection herewith to any taxing authority. The Company shall immediately notify the Indenture Trustee, the Owner Trustee and the SBA, if a claim is made by a third party with respect to this Agreement, and the Company shall assume (with the consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any final judgment or decree which may be entered against the Servicer, the Company, the Indenture Trustee (as such or in its individual capacity), the Owner Trustee (as such or in its individual capacity), the SBA, a Noteholder and/or a Certificateholder in respect of such claim.

         Section 8.02      Merger or Consolidation of the Servicer.

         The Servicer will keep in full effect its existence, rights and franchises as a corporation, bank or association and if required by applicable law will obtain and preserve its qualification to do business as a foreign entity, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the SBA Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding except as may be otherwise required by the SBA Rules and Regulations and the Multi-Party Agreement. The Servicer shall send notice of any such merger, consolidation, conversion, or succession to the Indenture Trustee, the Owner Trustee, the Rating Agencies and the SBA.

         Subject to the receipt of written approval from the SBA which may be withheld in its sole discretion, the Servicer is permitted to assign its rights and duties hereunder to, and such rights and duties can be assumed by, an affiliate of the Servicer (the "Assignee") (i) having a net worth of at least $25,000,000, (ii) which is an approved SBA guaranteed lender in good standing operating pursuant to an effective Loan Guaranty Agreement, (iii) that acquires substantially all of the Servicer's assets relating to its commercial lending business, (iv) that assumes substantially all of the Servicer's liabilities relating to its commercial lending business, but expressly excluding the Servicer's deposits, and (v) that executes and delivers to the Indenture Trustee such amendments to this Agreement and such opinions of counsel as the Indenture Trustee may deem necessary including, but not limited to opinions to evidence that the Assignee has assumed all of the Servicer's rights and obligations, and is bound by all of the Servicer's agreements, set forth herein (in which case all of the provisions of this Agreement and the Multi-Party Agreement shall, to the same extent as they apply to the Servicer hereunder, apply to the Assignee rather than the Servicer), without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding except as may be otherwise required by the SBA Rules and Regulations and the Multi-Party Agreement. The Servicer shall send notice of any such assignment to the Indenture Trustee, the Owner Trustee and the SBA.

         Section 8.03      Limitation on Liability of the Servicer and Others.

         The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder. Subject to the terms of Section 8.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the SBA Loans in accordance with this Agreement.

         Section 8.04      Servicer Not to Resign.

         The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer, the SBA, the Indenture Trustee and the Majority Noteholders, or (ii) in connection with a merger, conversion or consolidation permitted pursuant to
Section 8.02 and with the prior written consent of the SBA (in which case the Person resulting from the merger, conversion or consolidation shall be the successor of the Servicer), or (iii) in connection with an assignment permitted pursuant to Section 8.02 and with the consent of the SBA (in which case the assignee shall be the successor to the Servicer) or (iv) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Indenture Trustee, the SBA and the Owner Trustee, which Opinion of Counsel shall be in form and substance acceptable to the Indenture Trustee, the Owner Trustee and the SBA. No such resignation shall become effective until a successor approved in writing by the SBA has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02.

                                   ARTICLE IX

                              SERVICER TERMINATION

         Section 9.01      Servicer Termination Events.

         (a) In case one or more of the following events (each a "Servicer Termination Event") by the Servicer shall occur and be continuing, that is to say:

                           (i) (A) the failure by the Servicer to make any
                  required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Noteholders; (B) the failure by the Servicer to make any required Monthly Advance; (C) the failure by the Servicer to remit any Compensating Interest; or (D) any failure by the Servicer to remit to Noteholders, or to the Indenture Trustee for the benefit of the Noteholders, or to the Owner Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of the Basic Documents which continues unremedied for one Business Day after such payment was required to be made; or

                           (ii) failure by the Servicer or the Company duly to
                  observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer or the Company as set forth in the Basic Documents, which failure continues unremedied for a period of 60 days (if such failure can be remedied) after the earlier to occur of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Company, as the case may be, by the Indenture Trustee or to the Servicer, or the Company, as the case may be, and the Indenture Trustee by any Noteholder or Certificateholder or
                  (B) the date a Responsible Officer of the Servicer receives actual knowledge of such failure; or

                           (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                           (iv) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                           (v) the Servicer shall admit in writing its inability
                  to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         (b) then, and in each and every such case, so long as a Servicer Termination Event shall not have been remedied, and in the case of clause (i) above (except for clause (i)(B)), if such Servicer Termination Event shall not have been remedied within 30 days after the Servicer has received notice of such Servicer Termination Event, (x) with respect solely to clause (i)(B) above, if such Monthly Advance is not made earlier than 4:00 p.m. New York time on the Determination Date, the Indenture Trustee shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence (e.g., a wire reference number communicated by the sending bank) that such funds have been sent, by 12:00 Noon New York time on the following Business Day, the Indenture Trustee shall immediately assume, pursuant and subject to Section 9.02 and the Multi-Party Agreement, the duties of a successor servicer; and (y) in the case of clauses (i)(A), (i)(C), (i)(D), (iii), (iv) and (v), the Majority Noteholders, by notice in writing to the Servicer (except with respect to (iii), (iv) and (v) for which no notice is required) may, in addition to whatever rights such Noteholders may have at law or equity including damages, injunctive relief and specific performance, in each case, with the consent of the SBA (which consent may be withheld in its sole discretion) immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the SBA Loans and the proceeds thereof, as Servicer. Upon such receipt by the Servicer of a second written notice from the Majority Noteholders (accompanied with the consent of the SBA) stating that they or it intend to terminate the Servicer as a result of such Servicer Termination Event, all authority and power of the Servicer under this Agreement, whether with respect to the SBA Loans or otherwise, shall, subject to Section 9.02 and the Multi-Party Agreement, pass to and be vested in the Indenture Trustee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the SBA Loans and related documents. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the SBA Loans. The Indenture Trustee shall provide notice to the SBA of any Servicer Termination Event of which a Responsible Officer of the Indenture Trustee has knowledge and any actual termination hereunder.

         Section 9.02      Indenture Trustee to Act; Appointment of
                           Successor

         On and after the time of the Servicer's termination, or the Servicer's receipt of notice if required by Section 9.01, or at any time if the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 8.04 or the Servicer is removed as Servicer pursuant to this Article IX, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Indenture Trustee shall not be liable for any actions of any Servicer prior to it, and that the Indenture Trustee shall not be obligated to make advances or payments pursuant to Sections 4.03, 4.10, 5.03, 5.10 or 5.11 but only to the extent the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable, such determination to be evidenced with respect to each such advance by a certification of a Responsible Officer of the Indenture Trustee. As compensation therefor, the Indenture Trustee shall be entitled to all funds relating to the SBA Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 4.04 if the Servicer had continued to act as Servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 6.03 and shall be entitled to the Required Holdback Amount.

         Notwithstanding the above, the Indenture Trustee shall, if it is unable to so act or if the SBA requests in writing to the Indenture Trustee, promptly appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution acceptable to the SBA in its sole discretion including but not limited to the SBA and satisfying, except in the case of the SBA, the Rating Agency Condition, that has a net worth of not less than $25,000,000, and which is an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Person entitled thereto under the Multi-Party Agreement. As compensation, any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be entitled to receive all funds relating to the SBA Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 4.04 if the Servicer had continued to act as Servicer hereunder, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section
6.03 and shall be entitled to the Required Holdback Amount. In the event the Indenture Trustee is required to solicit bids as provided herein, the Indenture Trustee shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Required Holdback Amounts as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances and Monthly Advances. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee as a Servicing Fee to the SBA at the time of such sale, transfer and assignment to the

Servicer's successor. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or Spread Account by the Servicer or which are thereafter received with respect to the SBA Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to the SBA and each Noteholder and Certificateholder and the Indenture Trustee and the SBA shall have consented thereto. The Indenture Trustee shall not resign as servicer until a successor servicer acceptable to the SBA has been appointed.

         Subject to the Multi-Party Agreement, pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on SBA Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 6.03 or otherwise as provided in this Agreement. The Servicer, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SBA may, at its option, assume servicing of any SBA Loan in accordance with SBA Rules and Regulations. If SBA becomes the successor Servicer or becomes the servicer with respect to any particular SBA Loan in which the Unguaranteed Interest is included in the Trust Fund, (i) SBA shall have no obligation to perform any duties or comply with any obligations of the Servicer hereunder, under the Basic Documents or under the Multi-Party Agreement if such performance or compliance would violate the SBA Rules and Regulations in any respect and
(ii) except as specifically set forth under the Basic Documents or in the Multi-Party Agreement, SBA's performance of any duties or compliance with any obligations of the Servicer hereunder or under the Multi-Party Agreement will be within SBA's sole discretion. As used in this paragraph, the phrase "specifically set forth in the Multi-Party Agreement" shall refer only to a specific identification of SBA.

         Section 9.03      Waiver of Defaults.

         The SBA may, or the Majority Noteholders may, on behalf of all the Noteholders and Certificateholders and subject to the consent of the SBA, which consent may not be unreasonably withheld, and satisfaction of the Rating Agency Condition, waive any events permitting removal of the Servicer pursuant to this Article IX; provided, however, that the Majority Noteholders or the SBA may not waive a default in making a required distribution on a Note without the consent of the holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         Section 9.04      Control by Majority Noteholders.

         The SBA may, or the Majority Noteholders with the consent of the SBA may, direct the time, method and place of conducting any proceeding relating to the Trust or the Notes or for any remedy available to the Indenture Trustee or the Owner Trustee with respect to the Trust or exercising any trust or power conferred on the Indenture Trustee or the Owner Trustee with respect to the Trust provided that:

                           (i) such direction shall not be in conflict with any
                  rule of law or with this Agreement;

                           (ii) the Indenture Trustee shall have been provided
                  with indemnity satisfactory to it; and

                           (iii) the Indenture Trustee or the Owner Trustee may
                  take any other action deemed proper by the Indenture Trustee or the Owner Trustee which is not inconsistent with such direction; provided, however, that the Indenture Trustee or the Owner Trustee, as the case may be, need not take any action which it determines might be unlawful, violate the Trust Agreement, or involve it in personal liability or may be unjustly prejudicial to the Holders not so directing.

                                    ARTICLE X

                                   TERMINATION

         Section 10.01     Termination.

         This Agreement shall terminate upon notice to the Indenture Trustee of the earlier of the following events: (a) the final payment on or the disposition or other liquidation by the Trust of the last SBA Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any SBA Loan and the remittance of all funds due thereunder, or (b) mutual written consent of the Servicer and all Noteholders and Certificateholders in writing.

         The Servicer may, at its option, terminate this Agreement on any date on which the Pool Principal Balance is less than 10% of the sum of (i) the Original Pool Principal Balance and (ii) the Original Pre-Funded Amount by purchasing, on the next succeeding Remittance Date (the first Remittance Date on which the Pool Principal Balance has been reduced to such amount is the "Optional Termination Date"), all of the Unguaranteed Interests in the SBA Loans and Foreclosed Properties at a price equal to the sum of (i) 100% of the then outstanding aggregate Principal Balances of such SBA Loans and Foreclosed Properties, and (ii) 30 days' interest thereon at the then applicable weighted average Class A Remittance Rate, Class M Remittance Rate and Class B Remittance Rate (the "Termination Price"). Notwithstanding the prior sentence, if at the time the Servicer determines to exercise such option the unsecured long-term debt obligations of the Servicer are not rated at least Baa3 by Moody's and BBB-by Fitch, if such Rating Agencies are still rating the Notes, the Servicer shall give such Rating Agencies prior written notice of the Servicer's determination to exercise such option and shall not exercise such option, without the consent of such Rating Agencies, prior to furnishing such Rating Agencies with an Opinion of Counsel, in form and substance reasonably satisfactory to such Rating Agencies, that the exercise of such option would not be deemed a fraudulent conveyance by the Servicer.

         Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and that the Noteholders shall surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to Noteholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee and the SBA at the time such notice is given to Noteholders. Any obligation of the Servicer to pay amounts due to the Indenture Trustee shall survive the termination of this Agreement.

         In the event that all of the Noteholders shall not surrender their Notes for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto and shall at the expense of the Trust Fund cause to be published once, in the national edition of The Wall Street Journal notice that such money remains unclaimed. If within six months after the second notice all of the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within the period then specified in the escheat laws of the State of New York after the second notice all the Notes shall not have been surrendered for cancellation, the Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds.

         Section 10.02     Accounting Upon Termination of Servicer

         Upon termination of the Servicer under Article IX hereof, the Servicer shall:

         (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Principal and Interest Account;

         (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all SBA Files and related documents and statements held by it hereunder and an SBA Loan portfolio computer diskette;

         (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the SBA Loans; and

         (d) execute and deliver such instruments, consents or other documents and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the SBA Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01     Acts of Noteholders.

         Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

         Section 11.02     Amendment.

         (a) This Agreement may be amended from time to time by the Servicer and the Trust with the consent of the Indenture Trustee and the SBA, without notice to or consent of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the SBA, adversely affect the interests of any Noteholder or Certificateholder or any other party and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on SBA Loans which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto without the consent of such party.

         (b) This Agreement may be amended from time to time by the Servicer and the Trust with the consent of the Indenture Trustee and the SBA, and the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage of Holders which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes and Certificates affected thereby, and provided further, that no amendment affecting only one Class of Notes shall require the approval of Holders of Notes of the other Class.

         (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.03     Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the SBA Loans.

         Section 11.04     Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided.

         SECTION 11.05     GOVERNING LAW.

         EXCEPT TO THE EXTENT INCONSISTENT WITH FEDERAL LAW, IN WHICH CASE FEDERAL LAW WILL GOVERN, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 11.06     Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer, the Company and Funding, First International Bank, 280 Trumbull Street, Hartford, Connecticut 06103, Attention: Theodore J. Horan, or such other addresses as may hereafter be furnished to the Noteholders in writing by the Seller and the Servicer, (ii) in the case of the Indenture Trustee, HSBC Bank USA, 140 Broadway, New York, New York 10005, 12th Floor, Attention:
Corporate Trust Department, (iii) in the case of the Owner Trustee, First Union Trust Company, National Association, One Rodney Square, 920 King Street, Wilmington, Delaware 19801, Attention Corporate Trust Administration (iv) in the case of the Noteholders, as set forth in the Note Register, (v) in the case of the SBA, the United States Small Business Administration, 409 Third Street, S.W., Washington, D.C. 20416, Attention: Associate Administrator for Financial Assistance, (vi) in the case of Moody's, to Moody's Investors Service, ABS Monitoring Department, 99 Church Street, 4th Floor, New York, New York 10007, and (vii) in the case of Fitch, to Fitch, Inc., One State Street, New York, New York 10004. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

         Section 11.07     Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 11.08     No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

         Section 11.09     Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 11.10     Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Sellers and the Servicer, the Indenture Trustee and the Noteholders and their respective successors and assigns.

         Section 11.11     Headings.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 11.12     Notification to Rating Agencies.

         The Indenture Trustee shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has received notice: (1) any modification or amendment to this Agreement, (2) any change of the Indenture Trustee, the Servicer or Paying Agent, (3) any Event of Default or Servicer Termination Event, and (4) the final payment of all the Notes. The Servicer shall promptly deliver to the Rating Agencies a copy of each of the Servicer's Certificates. Further, the Servicer shall give prompt notice to the Rating Agencies if the Servicer or any of its Affiliates acquires any Notes.

         Section 11.13     Inconsistencies.

         The parties hereto and each Noteholder and each Certificateholder, by its acceptance of its Note or Certificate, as applicable, acknowledge and agree that if any provision of this Agreement is inconsistent with any provision in the Multi-Party Agreement, the provision of the Multi-Party Agreement shall control.

         Section 11.14     Limitation of Liability.

         Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by First Union Trust Company, National Association (the "Trust Company"), not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust or as Owner Trustee of Funding, as the case may be, in no event shall the Trust Company or either such Owner Trustee have any liability in respect of the representations, warranties, or obligations of the Trust or Funding hereunder or under any other Basic Document, as to all of which recourse shall be had solely to the assets of the Trust or Funding, as the case may be, and for all purposes of this Agreement and each other Basic Document, each such Owner Trustee and the Trust Company shall be entitled to the benefits of the Trust Agreement of the Trust and/or the Trust Agreement of Funding, as the case may be.

         Section 11.15     No Petition

         The Servicer and the Sellers will not, prior to the date which is one year and one day after the termination of the Indenture, institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Sale and Servicing Agreement or any of the other Basic Documents.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Company, Funding, the Servicer and the Trust have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                FIRST INTERNATIONAL BANK
                                         as Seller and Servicer


                                By:      /s/ Ted Horan
                                         ------------------------------------
                                         Name:  Ted Horan
                                                -----------------------------
                                         Title: Senior Vice President
                                                -----------------------------




                                FIB FUNDING TRUST,
                                         as Seller

                                By:      First Union Trust Company, National
                                Association, not in its individual capacity
                                but solely as Owner Trustee on behalf of FIB
                                Funding Trust



                                By:      /s/ Edward L. Truitt, Jr.
                                         ------------------------------------
                                         Name:  Edward L. Truitt, Jr.
                                                -----------------------------
                                         Title: Vice President
                                                -----------------


                                FIRST INTERNATIONAL BANK SBA
                                LOAN TRUST 2000-2

                                By:      First Union Trust Company, National
                                Association, not in its individual capacity but solely as Owner Trustee on behalf of the Trust


                                By:      /s/ Edward L. Truitt, Jr.
                                         ------------------------------------
                                         Name:  Edward L. Truitt, Jr.
                                                -----------------------------
                                         Title: Vice President
                                                -----------------------------

                                Accepted and Agreed to:

                                HSBC BANK USA, not in its individual
                                capacity, but solely as Indenture Trustee



                                By:      /s/ James M. Foley
                                         ------------------------------------
                                         Name:    James M. Foley
                                                  ---------------------------
                                         Title:   Assistant Vice President
                                                  ---------------------------

         STATE OF DELAWARE  )
               : ss.:
         COUNTY OF NEW CASTLE )

         On the 21st day of November, 2000 before me, a Notary Public in and for said State, personally appeared Edward Truitt known to me to be an officer of First Union Trust Company, National Association, the trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     /s/ Michael J. Riley
                                     ------------------------------------------
                                            Notary Public

                                     My Commission expires  01/12/02
                                                           ---------------------

STATE OF CONNECTICUT )
        : ss.:
COUNTY OF HARTFORD )



         On the 20th day of November, 2000 before me, a Notary Public in and for the State of Connecticut, personally appeared Ted Horan known to me to be the Senior Vice President of First International Bank, one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     /s/ Shari L. Olden
                                     ------------------------------------------
                                            Notary Public

                                     My Commission expires  09/30/03
                                                            -------------------

                                      M-2